Securities Act Registration No. 33-14905
Investment Company Act Registration No. 811-05201

As filed with the Securities and Exchange Commission March 27, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 164

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 183

THORNBURG INVESTMENT TRUST
(Registrant’s Exact Name as Specified in its Charter)

2300 North Ridgetop Road, Santa Fe, New Mexico 87506
(Address of Principal Executive Offices)
(Number, Street, City, State, Zip Code)

(505) 984-0200
(Registrant's Telephone Number, including Area Code)

Garrett Thornburg
2300 North Ridgetop Road, Santa Fe, New Mexico 87506
(Name and Address of Agent for Service)

With a copy to:

Jeremy C. Smith
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036-8704

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	On (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates only to the ETF Class shares of each of Thornburg American Opportunities Fund (formerly, Thornburg Small/Mid Cap Core Fund) and Thornburg Focus Growth Fund (formerly, Thornburg Small/Mid Cap Growth Fund), each a series of the Registrant.

Thornburg investment trust

Funds Prospectus

March 27, 2026

ETF CLASS SHARES

Thornburg American Opportunities Fund

(“American Opportunities Fund”)

Ticker Symbol: TAOZ

Exchange: Nasdaq Stock Market, LLC

Thornburg Focus Growth Fund

(“Focus Growth Fund”)

Ticker Symbol: TFGZ

Exchange: Nasdaq Stock Market, LLC

This Prospectus provides important information about the ETF Class shares of each of American Opportunities Fund and Focus Growth Fund (each, a “Fund” and, collectively, the “Funds”). Each Fund’s ETF Class shares are listed and traded on a national securities exchange and, unlike mutual fund class shares, are not individually redeemable. In addition to ETF Class shares, each Fund offers one or more classes of mutual fund shares in a separate prospectus. An investment in a Fund’s ETF Class shares is not an investment in a mutual fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

2

Fund Summary

American Opportunities Fund

ETF CLASS SHARES

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

ETF Class Shares
Management Fees[1]	0.79%
Other Expenses[2]	0.14%
Total Annual Fund Operating Expenses	0.93%
Fee Waiver/Expense Reimbursement[3]	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.79%

[1]	Management fees have been restated to reflect contractual changes to the management fees paid by the Fund.

[2]	ETF Class shares of the Fund are new, so “Other Expenses" shown are based on anticipated fees and expenses for the first full fiscal year.

[3]	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual ETF Class expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.79%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before March 27, 2027, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example.

This Example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds.

3

The Example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses with respect to ETF Class shares remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
ETF Class Shares	$81	$282	$501	$1,130

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.05% of the average value of its portfolio.

Principal Investment Strategies

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) using the value criteria described below. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, Thornburg, offer prospects for meeting the Fund’s investment goals. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity investments that are tied economically to the United States.

Thornburg intends to invest on an opportunistic basis where the Fund’s portfolio managers believe a company’s intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners or emerging franchises, when the portfolio managers believe these issues are priced below Thornburg’s assessment of intrinsic value. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks subject to unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but expects to invest primarily in large capitalization publicly traded companies.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions may be based on a variety of factors, including, without limitation, economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

4

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund’s policy of investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity investments that are tied economically to the United States may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. The Fund considers an equity investment to be “tied economically” to the United States if, at the time of purchase, Thornburg believes the issuer: (i) is organized under the laws of the United States or under the laws of a state within the United States or maintains a principal place of business in the United States; (ii) is traded principally in the United States; (iii) has or will derive at least 50% of its profits, revenues, sales, or income from goods produced or sold, investments made, or services performed in the United States, or has at least 50% of its assets in the United States, even if it also has significant economic exposures to countries other than the United States; or (iv) is a component of any unaffiliated index intended to represent all or a segment of the United States equity markets. The application of these factors is inevitably complex and subjective. Companies may be determined to be tied economically to the United States even if it may be economically tied to a number of other countries.

The Fund's ETF Class operates as an actively managed exchange-traded fund (“ETF”).

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value and trading price of the Fund’s ETF Class shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk - Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

5

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Equity Risk - The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

ETF Structure Risks - The Fund’s ETF Class shares operate as an ETF and are subject to risks related to exchange trading, including:

■	The Fund’s ETF Class shares are listed for trading on Nasdaq Stock Market, LLC (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of the Fund’s ETF Class shares will typically approximate the Fund’s NAV, there may be times when the market price reflects a significant premium or discount to NAV.

■	Although the Fund’s ETF Class shares are listed on the Exchange, it is possible that an active trading market in the Fund’s ETF Class shares may not be maintained. In stressed market conditions, the market for the Fund’s ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which could lead to wider bid/ask spreads and differences in the market price of the Fund’s ETF Class shares and the underlying value of those shares.

■	The Fund’s ETF Class shares could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund ETF Class share level and at the Fund holdings level.

■	Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund with respect to ETF Class shares, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). In addition, to the extent that securities held by the Fund are traded outside a collateralized settlement system, Authorized Participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF Class shares of the Fund and no other Authorized Participant is able to step forward to create or redeem creation units (“Creation Units”), the Fund’s ETF Class shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Foreign Investment Risk - Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in countries that are less diversified and where communications, transportation and economic infrastructures are less developed. Such countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of foreign issuers may be extremely volatile.

6

Liquidity Risk - Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk - The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk - The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers - The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund’s ETF Class shares appears below beginning on page 17 of the Prospectus. Please see the “Multi-Class ETF Fund Structure” section of the Prospectus for more information about the Fund’s multi-class structure.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the American Opportunities Fund by showing how the investment results of the Fund’s Class I shares varied from year to year. Because the Fund’s ETF Class shares had not commenced operations as of the date of this Prospectus, the bar chart shows how the annual total returns for Class I shares have been different in each full year shown. Class I shares are a mutual fund class of shares of the Fund and are not offered in this Prospectus. Class I shares would have substantially similar annual returns to ETF Class shares because the shares are invested in the same portfolio of securities and the annual returns at NAV (assuming ETF Class shares are bought and sold without any premium or discount) would differ only to the extent that Class I shares do not have the same expenses as the ETF Class shares (ETF Class shares have lower total expenses than Class I shares). Performance information for ETF Class shares will be provided after such shares have one full calendar year of performance.

The average annual total return figures compare Class I share performance to the S&P 500 Index—Total Return, a broad-based securities market index that represents the overall applicable market in which the Fund invests, and the Russell 1000 Value Index—Total Return, an additional index that represents the market sectors which Thornburg believes are more representative of the Fund’s investment universe. These indexes are not actively managed and are not available for direct investment. As of March 23, 2026, the Fund no longer compares its returns to the Russell 3000 Index—Total Return or Russell 2500 Index—Total Return because the current indices better reflect the Fund’s current investment universe (as described below).

7

The performance information shown below is as of the calendar year ended December 31, 2025. Before March 23, 2026, the Fund was managed with a different principal investment strategy under the name “Thornburg Small/Mid Cap Core Fund” and may have achieved different performance results under its current principal investment strategy from the performance shown for periods before that date. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar charts and performance tables assume reinvestment of dividends and distributions. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns - Class I Shares

40%
20%
0%
-20%
-40%
7.03%
23.81%
-9.39%
29.31%
12.10%
14.18%
-19.19%
13.61%
19.92%
-0.50%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

	Total Returns	Quarter ended
Highest Quarterly Results	18.99%	6/30/2020
Lowest Quarterly Results	-26.24%	3/31/2020

Average Annual Total Returns

(periods ended 12-31-25)

CLASS I SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	-0.50%	4.58%	8.09%
Return After Taxes on Distributions	-0.50%	2.91%	7.09%
Return After Taxes on Distributions and Sale of Fund Shares	-0.30%	3.17%	6.30%
S&P 500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000 Value Index—Total Return (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Russell 3000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	10.40%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class I shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Miguel Oleaga, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Neal BasuMullick, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since January 2026.

8

Purchase and Sale of ETF Class Shares

The Fund will issue and redeem ETF Class shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, ETF Class shares are not redeemable securities of the Fund.

Individual ETF Class shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). You may pay brokerage commissions and other fees to financial intermediaries on your purchases and sales of individual ETF Class shares of the Fund. When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://www.thornburg.com.

Tax Information

Distributions by the Fund with respect to ETF Class shares may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments through such tax-advantaged plans may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase ETF Class shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the ETF Class over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Fund Summary

Focus Growth Fund

ETF CLASS SHARES

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold ETF Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

ETF Class Shares
Management Fees[1]	0.79%
Other Expenses[2]	0.19%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver/Expense Reimbursement[3]	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.79%
[1]	Management fees have been restated to reflect contractual changes to the management fees paid by the Fund.
[2]	ETF Class shares of the Fund are new, so “Other Expenses" shown are based on anticipated fees and expenses for the first full fiscal year.

[3]	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual ETF Class expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.79%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before March 27, 2027, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example.

This Example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds.

10

The Example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses with respect to ETF Class shares remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
ETF Class Shares	$81	$293	$523	$1,184

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.06% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies. The Fund currently considers a company to be a growth company if it meets any of the following criteria:

■	It is a constituent of the Russell 2500 Growth Index or any other unaffiliated index intended to represent a range of growth oriented companies or investments; or

■	It has, over the last five years, grown its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index; or

■	It is projected by consensus estimates as compiled by FactSet Research Systems (“FactSet”), over the next two years, to grow its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index. FactSet has no affiliation with the Fund or its investment advisor.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks). However, the Fund may own a variety of securities, including foreign equity securities. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as growth industry leader, consistent grower or emerging growth, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

■	earnings growth potential

■	durable business model

■	industry growth potential

■	innovation driving the potential to disrupt entrenched competitors

■	intrinsic value appreciation potential

■	potential size of addressable market

■	management strength

■	leverage

■	return on invested capital

■	valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

11

The Fund categorizes its equity investments in the following three categories:

Growth Industry Leader: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions may be based on a variety of factors, including, without limitation, domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers. In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. The Fund does not have a strategy to invest in any particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. Additionally, the Fund may change its definition of what constitutes a “growth company” at any time without advance notice to shareholders.

The Fund's ETF Class operates as an actively managed exchange-traded fund (“ETF”).

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value and trading price of the Fund’s ETF Class shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

12

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk - Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Equity Risk - The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

ETF Structure Risks - The Fund’s ETF Class shares operate as an ETF and are subject to risks related to exchange trading, including:

■	The Fund’s ETF Class shares are listed for trading on Nasdaq Stock Market, LLC (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of the Fund’s ETF Class shares will typically approximate the Fund’s NAV, there may be times when the market price reflects a significant premium or discount to NAV.

■	Although the Fund’s ETF Class shares are listed on the Exchange, it is possible that an active trading market in the Fund’s ETF Class shares may not be maintained. In stressed market conditions, the market for the Fund’s ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which could lead to wider bid/ask spreads and differences in the market price of the Fund’s ETF Class shares and the underlying value of those shares.

■	The Fund’s ETF Class shares could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund ETF Class share level and at the Fund holdings level.

■	Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund with respect to ETF Class shares, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). In addition, to the extent that securities held by the Fund are traded outside a collateralized settlement system, Authorized Participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the ETF Class shares of the Fund and no other Authorized Participant is able to step forward to create or redeem creation units (“Creation Units”), the Fund’s ETF Class shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

13

Foreign Investment Risk - Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in countries that are less diversified and where communications, transportation and economic infrastructures are less developed. Such countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of foreign issuers may be extremely volatile.

Growth Company Risk - Growth company stocks may trade at higher multiples of current earnings than other equity securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Liquidity Risk - Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk - The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk - The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers - The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund’s ETF Class shares appears below beginning on page 17 of the Prospectus. Please see the “Multi-Class ETF Fund Structure” section of the Prospectus for more information about the Fund’s multi-class structure.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Focus Growth Fund by showing how the investment results of the Fund’s Class I shares varied from year to year. Because the Fund’s ETF Class shares had not commenced operations as of the date of this Prospectus, the bar chart shows how the annual total returns for Class I shares have been different in each full year shown. Class I shares are a mutual fund class of shares of the Fund and are not offered in this Prospectus. Class I shares would have substantially similar annual returns to ETF Class shares because the shares are invested in the same portfolio of securities and the annual returns at NAV (assuming ETF Class shares are bought and sold without any premium or discount) would differ only to the extent that Class I shares do not have the same expenses as the ETF Class shares (ETF Class shares have lower total expenses than Class I shares). Performance information for ETF Class shares will be provided after such shares have one full calendar year of performance.

14

The average annual total return figures compare Class I share performance to the Russell 1000 Index-Total Return, a broad-based securities market index that represents the overall applicable market in which the Fund invests, and the Russell 1000 Growth Index-Total Return, an additional index that represents the market sectors which Thornburg believes are more representative of the Fund’s investment universe. These indexes are not actively managed and are not available for direct investment. As of March 23, 2026, the Fund no longer compares its returns to the Russell 3000 Index—Total Return or Russell 2500 Growth Index—Total Return because the current indices better reflect the Fund’s current investment universe (as described below).

The performance information shown below is as of the calendar year ended December 31, 2025. Before March 23, 2026, the Fund was managed with a different principal investment strategy under the name “Thornburg Small/Mid Cap Growth Fund” and may have achieved different performance results under its current principal investment strategy from the performance shown for periods before that date. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar charts and performance tables assume reinvestment of dividends and distributions. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns - Class I Shares

60%
40%
20%
0%
-20%
-40%
-1.95%
24.40%
-2.20%
29.37%
42.08%
-3.99%
-33.87%
20.15%
20.20%
4.82%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

	Total Returns	Quarter ended
Highest Quarterly Results	31.07%	6/30/2020
Lowest Quarterly Results	-24.80%	6/30/2022

Average Annual Total Returns

(periods ended 12-31-25)

CLASS I SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	4.82%	-0.79%	7.74%
Return After Taxes on Distributions	4.82%	-2.30%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares	2.85%	-0.54%	6.27%
Russell 1000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.59%
Russell 1000 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
Russell 3000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	10.31%	2.98%	10.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class I shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

15

Portfolio Managers:

Nicholas Anderson, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Julian Serafini, CFA, a senior equity research analyst for Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Purchase and Sale of ETF Class Shares

The Fund will issue and redeem ETF Class shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, ETF Class shares are not redeemable securities of the Fund.

Individual ETF Class shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). You may pay brokerage commissions and other fees to financial intermediaries on your purchases and sales of individual ETF Class shares of the Fund. When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://www.thornburg.com.

Tax Information

Distributions by the Fund with respect to ETF Class shares may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments through such tax-advantaged plans may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase ETF Class shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund ETF Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the ETF Class over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

Additional Information

Each Fund’s ETF Class shares are listed and traded on a national securities exchange and, unlike mutual fund class shares, are not individually redeemable. In addition to ETF Class shares, each Fund offers one or more classes of mutual fund shares in a separate prospectus. An investment in a Fund’s ETF Class shares is not an investment in a mutual fund.

Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

Summaries of each Fund’s principal investment strategies and principal investment risks are provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Investment strategies which are described below but are not identified as a principal investment strategy for a Fund at the beginning of the Prospectus are not currently considered to be principal investment strategies of the Fund. Investors should note, however, that a Fund’s investment profile will vary over time. See “Principal Investment Strategies” below for more information. More detailed information about each Fund’s investment strategies and investment risks is available in the Statement of Additional Information (“SAI”). The SAI also contains information about the Funds’ policies and procedures with respect to the disclosure of Fund portfolio investments.

Fund Investment Goals

The investment goals for each Fund are stated above in each Fund Summary. The investment goals stated in each Fund Summary are fundamental policies of the relevant Fund, and may not be changed without the approval of that Fund’s shareholders. Other investment goals of any of the Funds are not fundamental policies, and may be changed without shareholder approval. A Fund may not achieve its investment goals.

Principal Investment Strategies

A “principal investment strategy” of a Fund is a strategy which Thornburg Investment Management, Inc. (“Thornburg”) anticipates may be important in pursuing the Fund’s investment objectives, and which Thornburg anticipates may have a significant effect on its performance. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption “Principal Investment Strategies” relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. Information about those specific investment limitations is described for each Fund under the caption “Principal Investment Strategies” in the first part of this Prospectus or in the “Investment Limitations” section of the SAI. For purposes of any such limitation, the term “assets” means net assets of the Fund plus the amount of borrowings for investment purposes. In determining whether an investment will be consistent with a specific percentage limitation, the Fund generally determines the value of its assets immediately after, and as a result of, the Fund’s acquisition of that investment. In addition, the Fund will review its portfolio at least quarterly to confirm that it remains in compliance with its 80% policy, and if the Fund determines that it is out of compliance with its 80% policy, it will take steps to remedy that noncompliance within the time periods required by applicable rules under the Investment Company Act of 1940 (the “1940 Act”).

Investing in Stocks and Other Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities, warrants, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), partnership interests (including interests in master limited partnerships, private equity firms, and other public and private issuers organized as partnerships), shares in exchange traded funds (“ETFs”) and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities. See also “Investing in Other Investment Companies,” below.

17

As described in the “Fund Summary” portions of this Prospectus, when the Funds invest in an equity security, Thornburg typically categorizes that security in one of the following categories: Basic Value, Consistent Earner, Emerging Franchise, Growth Industry Leader, Consistent Grower, or Emerging Growth. The issuers of securities categorized by Thornburg as Basic Value generally operate in industries deemed to be mature as they are older, larger industries with slowing rates of growth, or in industries considered cyclical because their performance is generally correlated to economic business cycles. The stock prices of Basic Value securities also tend to be more sensitive to changes in outside factors such as interest rates or inflation, and may exhibit higher volatility in earnings and cash flow versus securities categorized in the other two categories. The issuers of securities categorized by Thornburg as Consistent Earner typically exhibit one or more of the following characteristics: predictable growth; predictable profitability; predictable cash flow; or predictable levels of dividends. Consistent Earner securities also tend to operate in relatively stable industries, and their stock prices tend to be less sensitive to changes in outside factors such as changes in interest rates or inflation. The issuers of securities categorized by Thornburg as Emerging Franchises may operate in industries which are newer or less established than issuers in the other two categories, or may offer a product or service that is relatively new for the industry in which the issuer operates, or for which fewer competing products or services exists. Because they operate in newer industries or are positioned competitively relative to their peers, the issuers of Emerging Franchises securities have the potential to grow at an above average rate through increases in revenues, profits, or cash flows faster than the other categories of issuers. There is no limitation on the percentage of the Fund’s assets which shall be invested in equity securities within each of those categories, and the allocation of the Fund’s assets across those three categories is expected to vary over time. The issuers of securities categorized by Thornburg as Growth Industry Leader generally often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established. The issuers of securities categorized by Thornburg as Consistent Grower generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets. The issuers of securities categorized by Thornburg as Emerging Growth often address a new market or carve out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

●General Risks of Equity Securities - Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods, and could fluctuate significantly over longer periods, in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Funds may invest. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. From time to time, a Fund may seek to invest in a company’s equity securities through an initial public offering (“IPO”). There can be no assurance that a Fund will have continued access to profitable IPOs and, as a Fund’s assets grow, the impact of that Fund’s investments in IPOs on the performance of the Fund may decline.

18

●Market and Economic Risks Affecting Equity Securities - Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect securities valuations of companies in which a Fund has invested, even if the businesses of those companies are not adversely affected. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth through monetary policies including reduced or increased interest rates, may at times affect the prices of a range of financial assets, which could negatively impact Fund performance. In recent years, the U.S. Federal Reserve has reversed many of its monetary policies, and other central banks could in the future take similar steps. In recent years the U.S. Federal Reserve has increased its policy rate, the overnight Federal Funds rate, and additional future increases are possible. Although the effect that an increase in the Federal Funds rate or the elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.

Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on Russia and Europe in general, including significant negative impacts on the economy and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure that a Fund may have to Russian issuers or the adjoining geographic regions. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.

●Risks Affecting Specific Companies - Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected. Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company’s products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Any one or more of these adverse conditions may result in significant declines in the value of equity securities held by the Funds, and in some instances, a company in which a Fund has invested could become bankrupt, causing a loss of the Fund’s entire investment in the company.

●Risks of Investing in Small and Mid-Cap Companies - Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Small-capitalization and mid-capitalization companies may have risks resulting from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets or financial resources, greater vulnerability to competition and market risks and fluctuations, more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

19

●Growth Company Risk - Growth company stocks may trade at higher multiples of current earnings than other equity securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile, especially during periods of economic uncertainty. Because the prices of many growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns, and their stock prices may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, the value of growth company stocks held by the Fund may decline when the market does not recognize their growth potential or value, investor demand for such stocks decreases, there is deceleration in the expected growth rate of the companies, or Thornburg’s judgment as to the growth potential or value of a growth company stock proves to be wrong. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

●Risks of Investing in Depositary Receipts - ADRs, EDRs, and GDRs are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs, or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated (see “Investing in Foreign Securities and Debt Obligations; Foreign Currency Risks” below).

Certain depositary receipts in which a Fund may invest are unsponsored, meaning that the depositary receipt is created and issued without the participation of the foreign issuer whose stock underlies the depositary receipt. The financial institution that issues an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights, and accordingly the holder of an unsponsored depositary receipt may not have as much current information concerning the foreign issuer as the holder of sponsored depositary receipt.

●Risks of Investing in Publicly Traded Real Estate Investment Trusts (“REITs”) - Publicly traded REITs are pooled investment vehicles in which ownership interests are publicly traded, and which invest in real estate or real estate-related companies. Types of publicly traded REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the 1940 Act.

20

●Limited Number of Portfolio Holdings – The Funds may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if Thornburg believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund’s net asset value may increase or decrease more in response to a change in the value of one of the Fund’s portfolio holdings than if the Fund invested in a larger number of issuers.

Investing in Foreign Equity Securities

Investments in foreign equity securities and other investment instruments are subject to the same risks that affect investments in equity securities in the United States. Additionally, foreign investments are subject to other risks which are summarized below.

●Identifying Foreign Investments - Investments are considered “foreign” or having been made “outside the United States” if at the time the investment is made by a Fund the issuer of the investment is domiciled outside the United States, or the issuer is determined by Thornburg to be tied economically to a country other than the United States. Thornburg considers the following material factors in determining if an investment is tied economically to one or more countries other than the United States: (i) whether the issuer is included in a benchmark index intended to measure the performance of markets outside the United States (e.g., the MSCI All Country World ex USA Index); (ii) whether the issuer is organized or headquartered in a non-United States country or maintains most of its assets in one or more such countries; (iii) whether the issuer’s equity securities are traded principally on a stock exchange of a non-U.S. country; or (iv) whether the issuer derives, or is expected to derive, a majority of its profits, revenues, sales, or income from one or more non-U.S. countries. In addition, the application of these factors is inevitably complex and not precise in certain respects, companies may be economically tied to a number of countries (including the United States), and different persons may evaluate these factors differently and reach different conclusions as to whether or not a given issuer or its securities would be considered foreign or tied economically to countries other than the United States.

●General Risks Affecting Foreign Investments - Foreign investments may be subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund’s investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity and debt markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

●Foreign Currency Risks - Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls. Thornburg may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to a Fund. Furthermore, any hedging strategy that Thornburg pursues, such as the use of currency forward contracts, may involve additional risks.

21

Investing in Other Investment Companies

Subject to percentage limitations imposed by the 1940 Act, and provided such investments are otherwise consistent with the Fund’s investment strategies and limitations, a Fund may invest from time to time in shares of other investment companies, including open-end mutual funds, closed-end funds, business development companies, and exchange traded funds. Shares in another investment company which are held by a Fund would be subject to the same risks that affect the underlying investments of that other investment company. In addition, because each investment company incurs its own operating expenses, a Fund which invests in another investment company indirectly bears the expenses of that investment company. Those underlying expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

The Funds may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund, but generally invests in short-term obligations which are determined by Thornburg to be of high quality, with the objective of seeking current income consistent with liquidity management and safety of capital. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund, as described in the preceding paragraph.

Temporary Defensive Positions

For temporary defensive purposes, including when Thornburg determines it is necessary to meet the liquidity needs of the Fund, each Fund may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. Because such short-term securities tend to generate lower investment returns compared to longer-term investments, investments in these short-term and other securities for temporary periods could reduce a Fund’s ability to attain its investment goals.

ETF Structure Risks

Each Fund’s ETF Class operates as an ETF and is subject to risks related to exchange trading, including:

■	Authorized Participant Concentration Risk. Prior to trading in the secondary market, ETF Class shares of the Fund are “created” at their NAV pursuant to an agreement between Authorized Participants and ALPS Distributors, Inc. (the “Distributor”). A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a creation basket, and an amount of cash (including any cash representing the value of any substituted securities, assets or other positions), if any, that together approximate the holdings of the Fund in exchange for Creation Units. Similarly, ETF Class shares can be redeemed only in Creation Units, generally for a redemption basket held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. In addition, to the extent that securities held by the Fund are traded outside a collateralized settlement system, Authorized Participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. To the extent that Authorized Participants exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, the Fund’s ETF Class shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s ETF Class shares and/or wider bid/ask spreads than those experienced by other ETF shares. Additionally, the Fund’s ETF Class shares could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund ETF Class share level and at the Fund holdings level.

22

■	Market Trading Risks.

○	Absence of Active Market. Although ETF Class shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares or the Fund’s underlying portfolio securities will develop or be maintained by market makers or Authorized Participants. In stressed market conditions, the market for the Fund’s ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which could lead to wider bid/ask spreads and differences in the market price of the Fund’s ETF Class shares and the underlying value of those shares.

○	Secondary Market Trading Risk. ETF Class shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem ETF Class shares. At such times, ETF Class shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Secondary market trading in Fund ETF Class shares may be halted by the Exchange because of market conditions or for other reasons. ETF Class shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. Fund shares may be loaned, borrowed, pledged or purchased on margin, and certain ETFs have options associated with them. The use of Fund shares in these ways may result in increased volatility and larger premiums and discounts on Fund shares. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

○	ETF Class Shares of the Fund May Trade at Prices Other Than NAV. ETF Class Shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAVs. The NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of a Fund’s ETF Class shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund ETF Class shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s ETF Class shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S ETF CLASS SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because ETF Class shares can be created and redeemed in Creation Units at NAV, Thornburg believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s ETF Class shares normally will trade on the Exchange at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for ETF Class shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund ETF Class shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s ETF Class shares trading at a premium or discount to NAV.

23

○	Costs of Buying or Selling Fund ETF Class Shares. Buying or selling Fund ETF Class shares on the Exchange involves two types of costs that apply to all securities transactions. When buying or selling ETF Class shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “bid-ask spread”; that is, the difference between what investors are willing to pay for Fund ETF Class shares (the “bid” price) and the price at which they are willing to sell Fund ETF Class shares (the “ask” price). The bid-ask spread, which varies over time for ETF Class shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund’s ETF Class shares have more trading volume and market liquidity and wider if the Fund’s ETF Class shares have less trading volume and market liquidity. In addition, increased market volatility may cause wider bid-ask spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund ETF Class shares, frequent trading may detract significantly from investment results and an investment in Fund ETF Class shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

■	Fund Shares Liquidity Risk. Although the Fund’s ETF Class shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for ETF Class shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants with respect to its ETF Class shares. There is no obligation for market makers to make a market in the Fund’s ETF Class shares or for Authorized Participants to submit purchase or redemption orders for Creation Units. Accordingly, if such parties do not perform their functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s ETF Class shares and the underlying value of those shares and bid/ask spreads could widen. Trading in the Fund’s ETF Class shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in the Fund’s ETF Class shares inadvisable. In addition, trading in the Fund’s ETF Class shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund’s ETF Class shares will continue to be met or will remain unchanged.

Redemption Risk. Authorized Participants may from time to time own a substantial amount of Fund ETF Class shares. These Authorized Participants may also pledge or loan Fund ETF Class shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large Authorized Participant or large group of Authorized Participants would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund ETF Class shares by Authorized Participants may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash with respect to ETF Class shares, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the ETF Class shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its investors earlier than the Fund otherwise would have. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large Authorized Participants transact in ETF Class shares on the secondary market, such transactions may account for a large percentage of the trading volume for the ETF Class shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the ETF Class shares.

24

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Funds and their service providers as well as the ability of shareholders to transact with the Funds. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Funds or their service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Funds or their service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. Most issuers in which the Funds invest are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Funds invest, leading to significant loss of value.

Multi-Class ETF Fund Structure

Thornburg and Thornburg Investment Trust (the “Trust”), on behalf of the Funds, have received an exemptive order from the SEC that permits each Fund to offer mutual fund share classes and an exchange-traded share class that operates as an exchange-traded fund (“ETF”) (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at the net asset value of a Multi-Class ETF Fund’s mutual fund class shares next determined after receipt of the order.

Due to the structural and operational differences between mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. For additional information regarding these differences, see the “Distributions and Taxes” and “Conversions” sections of this Prospectus and the “Organization of the Funds” and “Creation and Redemptions of Creation Units” sections of the SAI. Because shareholders of each Fund have voting rights based on the number of shares owned (including fractional shares), and because the shareholders in the mutual fund classes may be able to reinvest dividends sooner than shareholders in the ETF Class, each mutual fund class shareholder could obtain more voting power than an ETF Class shareholder in the days immediately following an ex-dividend date.

In addition, because all of the classes of a Multi-Class ETF Fund represent interests in the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (as opposed to shareholders of a standalone ETF) could experience greater portfolio transaction costs and taxable capital gains distributions as a result of shareholder purchases and redemptions through a mutual fund class, as well as costs due to cash drag associated with a Fund holding the cash necessary to satisfy redemptions of mutual fund class shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

25

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the 1940 Act, in order to permit ETF operations, which do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of the Fund’s holdings, which has the potential to make the Fund more susceptible to front running than a traditional mutual fund that provides less frequent public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the Fund to new purchases.

The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that Thornburg and the Board of Trustees of the Trust (the “Board”) consider these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent Trustees, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. Thornburg shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the Multi-Class ETF Fund as a whole due to the structure, the appropriateness of the Multi-Class ETF Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

Organization and Management of the Funds

Organization of the Funds

Each Fund is a series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized as a diversified, open-end management investment company under a Declaration of Trust. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

Investment Advisor

The Funds are managed by Thornburg, a registered investment advisor since 1982. Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement, which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services for each Fund under the terms of an Administrative Services Agreement, which specifies that Thornburg will administer, supervise, perform, or direct certain administrative functions necessary or desirable for the operation of the Funds. The fees that Thornburg is entitled to receive under the Investment Advisory Agreement and Administrative Services Agreement are described below under the heading “Investment Advisory and Administrative Services Fees.” Thornburg’s services to the Funds are supervised by the Board.

Fund Portfolio Managers

Portfolio management at Thornburg is a collaborative process that encourages contributions from across Thornburg’s investment team. Some Funds have a single portfolio manager, and other Funds have portfolio managers who work together. For Funds with more than one portfolio manager, the portfolio managers typically act in concert in making investment decisions for the Fund, but any portfolio manager may act alone in making an investment decision. Although each Fund’s named portfolio managers are jointly and primarily responsible for day-to-day management of the Fund’s portfolio, those portfolio managers may be assisted by other members of Thornburg’s investment team, including investment analysts, assistant or associate portfolio managers, and portfolio managers for other Thornburg Funds.

26

The portfolio manager(s) of each Fund are identified in the following table. Following the table is information about each such portfolio manager’s recent business experience. Additional information about portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the SAI.

Fund Name	Portfolio Managers
American Opportunities Fund	Miguel Oleaga Neal BasuMullick

Focus Growth Fund	Nicholas Anderson Julian Serafini

Miguel Oleaga, a managing director of Thornburg, has been a portfolio manager of the American Opportunities Fund since January 2026 and of the Thornburg Global Opportunities Fund since 2020. Mr. Oleaga joined Thornburg in 2014 as an equity research analyst, was promoted to associate portfolio manager in 2017, was promoted to portfolio manager of one of Thornburg’s proprietary investment strategies in 2018, and was named a managing director in 2019. Prior to his joining Thornburg, Mr. Oleaga worked at Putnam Investments, conducting equity analysis supporting growth, value, and dividend-focused mandates. He held a series of positions of increasing responsibility at Putnam beginning in 2004. He holds a BS in business administration (finance and management specialties) from the University of Massachusetts.

Neal BasuMullick, CFA, a managing director of Thornburg, has been a portfolio manager of American Opportunities Fund since January 2026 and of the Thornburg Summit Fund since 2024. Mr. BasuMullick joined Thornburg in 2020 as an equity research analyst, was promoted to senior equity analyst and then associate portfolio manager in 2022, and named a managing director and promoted to portfolio manager in 2024. Prior to joining Thornburg, Mr. BasuMullick worked in equity research at Columbia Threadneedle Investments, and prior to that, worked on the sellside at J.P. Morgan. Mr. BasuMullick holds a BA with honors in economics from Cornell University College of Arts & Sciences.

Nicholas Anderson, CFA, a managing director of Thornburg, has been a portfolio manager of the Focus Growth Fund since January 2026. Mr. Anderson joined Thornburg in 2016 as an equity research analyst, was promoted to senior equity research analyst in 2020, associate portfolio manager in 2021 and portfolio manager in 2021, and was named a managing director in 2021. Prior to joining Thornburg, Mr. Anderson worked for Prudential plc and Eastspring Investments in Hong Kong, Vietnam, and Singapore. Mr. Anderson holds an MBA with honors from the University of Chicago Booth School of Business and a BA with honors from the University of North Carolina at Chapel Hill.

Julian Serafini, CFA, a senior equity research analyst for Thornburg, has been a portfolio manager of the Focus Growth Fund since January 2026. Mr. Serafini joined the firm in 2021 as an equity research analyst and was promoted to senior equity research analyst in 2022. Prior to joining Thornburg, Julian worked at Jefferies Financial Group as an equity research analyst, as lead analyst in London covering the European software and payments sectors, and in New York City covering U.S. software. He also served as an equity research associate at Oppenheimer & Co. Previously, Julian spent 10 years at Northrop Grumman, in roles including project management, business development, and engineering. Julian holds an MBA degree from the UCLA Anderson School of Management, a MS degree in systems architecting and engineering from the University of Southern California and a BS degree in mechanical engineering from Worcester Polytechnic Institute.

27

Investment Advisory and Administrative Services Fees

Investment Advisory Fees

The following table shows the effective investment advisory fee rate that was paid by each Fund to Thornburg pursuant to the Investment Advisory Agreement during the fiscal year ended September 30, 2025, calculated as a percentage of the Fund’s average daily net assets.

Fund Name	Effective Advisory Fee Rate
American Opportunities Fund	0.87%
Focus Growth Fund	0.87%

The investment advisory fee rate for each Fund is a blended rate that is calculated in accordance with the following breakpoint schedules, and which will therefore decrease as the Fund’s assets increase and increases as the Fund’s assets decrease:

Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.795%
$500 million to $1 billion	0.745%
$1 billion to $1.5 billion	0.695%
$1.5 billion to $2 billion	0.645%
Over $2 billion	0.595%

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees for the period ending October 31, 2026 is contained in the Fund’s Form N-CSR filing for the fiscal year ended September 30, 2025.

Administrative Services Fees

The administrative services fee payable by each Fund is computed as an annual percentage of the aggregate average daily net assets of all share classes of all of the Funds of the Trust, at a blended rate calculated in accordance with the following breakpoint schedule, and which will therefore decrease as the Trust’s assets increase, and increase as the Trust’s assets decrease:

Net Assets of the Trust	Administrative Services Fee Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

Fee Waivers and Expense Reimbursements

Thornburg may from time to time contractually agree to waive fees or reimburse expenses incurred by a Fund, or by certain classes of shares of a Fund, so that the total annual operating expenses of that Fund or class do not exceed a specified percentage of average daily net assets (an “expense cap”). For additional information about whether your Fund, or any share class thereof, is currently the subject of a contractual fee waiver and expense reimbursement agreement, see the Fund’s Annual Fund Operating Expenses table, and the footnotes thereto, in the first part of this Prospectus. Thornburg may recoup fees waived or expenses reimbursed in any fiscal year if, during that same fiscal year, the Fund’s total annual operating expenses fall below the expense cap that was in place at the time that those fees or expenses were waived or reimbursed. Thornburg will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Fee waivers or reimbursement of expenses for a Fund or class will boost its performance, and recoupment of waivers or reimbursements will reduce its performance.

28

Pricing Fund Shares

The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open. On each such day, the Funds normally calculate their net asset values (“NAVs”) for each class of shares as of 4:00 p.m. Eastern Time. The Funds will not treat an intraday suspension, disruption or closure in NYSE trading as a closure of the NYSE and will therefore continue to calculate NAVs as of 4:00 p.m. ET on those days. The NAV of each class of shares of a Fund is calculated by adding the value of all of the assets attributable to that class, subtracting the liabilities attributable to that class, and then dividing that result by the number of shares of that class that are outstanding.

For purposes of calculating the NAV of each class of shares of a Fund, the assets attributable to that class are valued each business day in accordance with the Trust’s valuation policies and procedures. Pursuant to those policies and procedures, securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by Trustees of the Trust. Commercial paper with a remaining maturity of 60 days or less is valued by Thornburg at amortized cost, subject to regular confirmation through the use of valuations obtained from the Fund’s custodian or an independent pricing service.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, valuation of the Funds’ portfolio investment securities is performed by Thornburg, which has been designated by the Trustees of the Trust as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. Thornburg performs this valuation function in accordance with policies and procedures that have been adopted by Thornburg and approved by the Trustees of the Trust (the “Valuation Policy and Procedures”).

In its capacity as the Funds’ valuation designee, Thornburg makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. Thornburg performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though Thornburg may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and Thornburg’s work in discharging the functions under the Valuation Policy and Procedures.

29

A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Committee are exceeded, foreign equity investments held by a Fund may be valued using alternative methods.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by a Fund, or where the Committee determines that a valuation obtained from a pricing service is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee will calculate a fair value for the obligation using alternative methods under Valuation Policy and Procedures.

In instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating such valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

The price at which an Authorized Participant purchases ETF Class shares of a Fund is based on the next calculation of the NAV after the Fund receives a purchase request in good order. The trading prices of each Fund’s ETF Class shares in the secondary market generally differ from such Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF Class shares of a Fund and shares of underlying securities held by such Fund, economic conditions and other factors. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

Information regarding how often the ETF Class shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year, and the most recently completed calendar quarters since that year, as applicable, can be found at https://www.thornburg.com.

Purchase and Sale of ETF Class Shares

ETF Class shares of each Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, and only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. See the “Creation and Redemption of Creation Units” section of the SAI. An Authorized Participant is either a “participating party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation) or a Depository Trust Company (“DTC”) participant, in either case, who has executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units. Once created, ETF Class shares of each Fund generally trade in the secondary market in share amounts less than a Creation Unit.

30

Most investors will buy and sell ETF Class shares of each Fund in secondary market transactions through broker-dealers. ETF Class shares of each Fund are listed for trading on a national securities exchange during the trading day. ETF Class shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the listing of each Fund’s ETF Class shares will continue or remain unchanged. No Fund imposes any minimum investment for ETF Class shares of such Fund purchased on an exchange. Buying or selling each Fund’s ETF Class shares involves certain costs that apply to all securities transactions. When buying or selling ETF Class shares of a Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price of the Fund’s ETF Class shares). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Fund ETF Class shares. The spread varies over time for ETF Class shares of a Fund based on its trading volume and market liquidity, and is generally narrower if a Fund has more trading volume and market liquidity and wider if a Fund has less trading volume and market liquidity. ETF Class shares of each Fund trade on an exchange at prices that may differ to varying degrees from the daily NAV of the ETF Class shares.

The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A “Business Day” with respect to each Fund is each day such Fund is open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange closes earlier than normal, each Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Please see the SAI for more information.

Redeeming ETF Class Shares

ETF Class shares of a Fund can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Except when aggregated in Creation Units, ETF Class shares are not redeemable by a Fund. The prices at which redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form. These prices may differ from the market price of a Fund’s ETF Class shares. Only an Authorized Participant may create or redeem Creation Units directly with a Fund. In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to redeem Creation Units either may not be executed according to a Fund’s instructions or may not be executed at all, or a Fund may not be able to place or change orders.

When a Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Each Fund imposes a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Information about the procedures regarding redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees are included in the SAI. In addition, creation and redemption baskets may differ and a Fund may accept “custom baskets." Thornburg may decide to use a “custom basket” when doing so would be in the best interests of a Fund and its shareholders, in accordance with policies and procedures adopted by a Fund. See the "Custom Baskets" section of the SAI.

31

Conversions

If currently supported by a Fund, a shareholder holding mutual fund class shares of a Fund may convert those shares to ETF Class shares issued by the same Fund only if such shareholder holds their mutual fund class shares through an intermediary that has entered into an agreement with the Trust or its designated agent specifically providing for such conversions. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to mutual fund class shares of the Fund or exchanged for ETF Class shares of another Fund.

As of the date hereof, conversions from mutual fund class shares to ETF Class shares of a Fund are not available. Each Fund will notify its shareholders when the conversion feature becomes available.

In contrast to mutual fund class shares of the Funds, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold mutual fund class shares of the Funds in an account directly with a Fund through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund class shares, will need to independently move their shares into an eligible brokerage account for holding the ETF Class shares prior to a conversion. Shareholders that hold mutual fund class shares of the Funds in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those mutual fund class shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from mutual fund class shares of a Fund will be processed at the relative NAVs of the respective share classes at the time of conversion. Since DTC (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Fund and does not support the distribution and transfer of fractional shares, a shareholder will likely be unable to convert all of their mutual fund class shares into ETF Class shares. If there are remaining shares in the mutual fund class after a conversion, either the Fund or the intermediary may liquidate those remaining full or fractional shares and deliver the proceeds to the investor's designated brokerage account. This would be a taxable event for shareholders who hold their shares in a taxable account.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of remaining shares may be subject to fees and expenses. The Funds do not impose a transaction fee on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Shareholders that invest in a Fund through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in their mutual fund class shares until the conversion process is complete.

A blackout period for conversions into ETF Class shares may be imposed by a Fund around the dates the Fund declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.

32

Other Information about the Funds

Continuous Offering

You should be aware of certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because new Creation Units are issued and sold by each Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in a distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to ETF Class shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. In addition, certain affiliates of the Funds and Thornburg may purchase and resell Fund ETF Class shares pursuant to this Prospectus.

Book Entry

ETF Class shares are held in book entry form, which means that no stock certificates are issued. The DTC, or its nominee, is the registered owner of all outstanding ETF Class shares of each Fund and is recognized as the owner of all ETF Class shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from a Fund.

Additional Payments to Financial Professionals and Intermediaries

Thornburg or its affiliates may make additional payments (“Additional Payments”) to certain broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making ETF Class shares of the Funds available to their customers generally and in certain investment programs. These Additional Payments, which may be significant, are paid by Thornburg, the principal underwriter or their affiliates, out of their revenues, which generally come directly or indirectly from Fund fees.

33

The Additional Payments may create potential conflicts of interest between an investor and a financial professional or intermediary who is recommending or making available a particular fund over other funds. Before investing, you should consult with your financial professional and review carefully any disclosure by the intermediary as to what compensation the intermediary receives from fund sponsors, as well as how your financial professional is compensated.

Policy Regarding Short-Term or Excessive Trading

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Fund ETF Class shares. When considering that a policy regarding short-term or excessive trading was not necessary for the Funds with respect to ETF Class shares, the Board considered that each Fund’s ETF Class operates as an ETF and that each Fund’s ETF Class shares are purchased and redeemed directly with the Fund only in Creation Units by Authorized Participants who are authorized to purchase and redeem ETF Class shares directly with a Fund. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the Funds accommodate frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. Each Fund reserves the right to reject or limit any purchase order at any time.

Conflicts of Interest

It is also possible that, from time to time, Thornburg and its affiliates (including their directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) may, subject to compliance with applicable law, purchase and hold ETF Class shares of one or more Funds. Increasing each Fund’s assets may enhance liquidity, investment flexibility and diversification. Thornburg and its Affiliates reserve the right, subject to compliance with applicable law, to sell or redeem at any time some or all of the ETF Class shares of a Fund acquired for their own accounts, and any such sale may be done in reliance on this Registration Statement. A large sale or redemption of ETF Class shares of a Fund by Thornburg or its Affiliates could significantly reduce the asset size of a Fund, which might have an adverse effect on such Fund’s liquidity, investment flexibility and portfolio diversification. Thornburg seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its ETF Class shares. For more information about conflicts of interest, see the “Conflicts of Interest” section in the SAI. For information about potential conflicts of interest relating to each Fund’s multi-class structure, see the “Multi-Class ETF Fund Structure” section of the Prospectus.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETF Class shares of each Fund. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including, potentially, that such investment companies enter into an agreement with the applicable Fund(s).

Rule 12b-1 Fees

The Board has approved, and each Fund has adopted, a distribution plan (the “Distribution Plan”) and a service plan (the “Service Plan” and, together with the Distribution Plan, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to ETF Class shares. Under the Plans, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”) with respect to ETF Class shares. If a Service Provider provides such services, each Fund may pay fees under the Distribution Plan and the Service Plan, as applicable, at an annual rate not to exceed 0.25% and 0.25%, respectively, of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act, with respect to ETF Class shares.

No distribution or service fees are currently paid by any of the Funds with respect to ETF Class shares, however, and there are no current plans to impose these fees. Future payments may be made under the Distribution Plan and/or Service Plan with respect to ETF Class shares without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the applicable Fund(s).

34

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI. Each Fund discloses its portfolio holdings daily at https://www.thornburg.com.

Distributions and Taxes

Dividends

Dividends of a Fund, if any, are generally declared and paid at least annually for each Fund. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by a Fund. The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Shareholders of ETF Class shares of a Fund will generally receive cash distributions one or more business days after the cash payment date for the Fund’s mutual fund class shares. The timing difference is due to the exchange-traded structure of the ETF Class shares and applies to all ETFs, regardless of whether they are Multi-Class ETF Funds that also offer mutual fund class shares. After the distribution payments have been received, an ETF Class shareholder may reinvest such amounts in additional whole ETF Class shares automatically only if the broker through whom you purchased shares makes such option available. This is in contrast to the distributions for mutual fund class shares, which may be automatically reinvested in additional whole or partial mutual fund class shares at NAV. In addition, the record date for dividends on mutual fund class shares are expected to be one business day before the ex-dividend date, whereas due to exchange requirements, the record date for dividends on ETF Class shares are expected to be the ex-dividend date.

The overall period between the ex-dividend date and time of reinvestment of distributions received on ETF Class shares may equal four or more business days. During this period, the amount of an ETF Class shareholder’s distribution will not be invested in the Fund and will be held in a custodial account. Accordingly, such shareholder will not receive income or experience appreciation or depreciation on the amount of the dividend.

Capital Gains

Capital gains distributions, if any, usually will be declared and paid in November for the prior twelve-month period ending October 31.

Taxes

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains. In general, any net investment income and short-term capital gain distributions you receive from a Fund is taxable as ordinary income. To the extent a Fund receives and distributes qualified dividend income, you may be eligible for a tax rate lower than that on other ordinary income distributions if certain requirements are met. Distributions of other net capital gains by a Fund are generally taxable as capital gains—in most cases, at different rates from those that apply to ordinary income. In addition, there is a possibility that some of the distributions of a Fund may be classified as return of capital.

The tax you pay on a given capital gains distribution generally depends on how long a Fund has held the Fund securities it sold. It does not depend on how long you have owned your Fund ETF Class shares or whether you reinvest your distributions or take them in cash.

A sale or exchange of each Fund’s ETF Class shares is a taxable event. Your sales or exchanges of Fund ETF Class shares usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your ETF Class shares and your adjusted tax basis in the ETF Class shares, which is generally the amount you paid for them. The gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares.

35

See the “Conversions” section of this Prospectus for information about the tax consequences of converting mutual fund class shares of a Fund for ETF Class shares of the same Fund.

Authorized Participants Purchasing and Redeeming in Creation Units

An Authorized Participant that exchanges equity securities for one or more Creation Units will generally recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Unit(s) at the time and, (ii) the exchanger’s aggregate basis in the securities surrendered plus (or minus) any cash component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Unit(s) and, (ii) the aggregate market value of the securities received plus (or minus) any cash component received (or paid). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those described herein.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operations). Because ETF Class shares of each Fund have not been offered prior to the date of this Prospectus, the tables that follow present performance information for Class I shares of each Fund, which are offered through another prospectus. The Class I shares of each Fund would have substantially similar returns as the ETF Class shares of each Fund at NAV (without regard to any premium or discount at which ETF Class shares may be bought or sold on the Exchange) because the shares are invested in the same portfolio securities. Returns for the ETF Class shares and Class I shares may vary due to differences in their expenses (ETF Class shares have lower total expenses than Class I shares). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2025 for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund’s financial statements, is included in each Fund’s Form N-CSR filing, which is available upon request.

36

Thornburg American Opportunities Fund

(formerly, Thornburg Small/Mid Cap Core Fund)

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	DIVIDENDS FROM RETURN OF CAPITAL	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

2025	$81.16	(0.12)	3.14	3.02	—	—	—	—	$84.18
2024	$63.56	(0.10)	17.70	17.60	—	—	—	—	$81.16
2023	$58.01	0.01	5.86	5.87	(0.32)	—	—	(0.32)	$63.56
2022	$100.99	0.01	(16.09)	(16.08)	(0.55)	(26.35)	—	(26.90)	$58.01
2021	$77.16	0.25	23.58	23.83	—	—	—	—	$100.99

	RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET INVESTMENT INCOME (LOSS) (%)(a)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)(b)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(c)	PORTFOLIO TURNOVER RATE (%)(c)		NET ASSETS AT END OF YEAR (THOUSANDS)

2025	(0.14)	0.95	1.09	3.72	23.05		$195,226
2024	(0.14)	0.95	1.08	27.69	32.79		$232,076
2023	0.01	0.95	1.08	10.13	37.54		$196,754
2022	0.02	0.91	1.09	(22.84)	46.19		$207,251
2021	0.26	0.86	1.08	30.88	135.80	(d)	$332,235

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios would have been 0.17%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been 0.84%.
(c)	Not annualized for periods less than one year.
(d)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.

37

Thornburg Focus Growth Fund

(formerly, Thornburg Small/Mid Cap Growth Fund)

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	DIVIDENDS FROM RETURN OF CAPITAL	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

2025	$35.08	(0.26)	2.26	2.00	—	—	—	—	$37.08
2024	$28.04	(0.22)	7.26	7.04	—	—	—	—	$35.08
2023	$24.34	(0.20)	3.90	3.70	—	—	—	—	$28.04
2022	$56.75	(0.26)	(14.27)	(14.53)	—	(17.88)	—	(17.88)	$24.34
2021	$52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$56.75

	RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)		NET ASSETS AT END OF YEAR (THOUSANDS)

2025	(0.74)	0.95	1.14	5.70	34.06		$75,295
2024	(0.69)	0.95	1.08	25.11	32.58		$107,770
2023	(0.73)	0.95	1.09	15.20	45.46		$110,878
2022	(0.76)	0.90	1.10	(38.54)	57.56		$113,478
2021	(0.67)	0.84	1.04	15.04	161.43	(b)	$274,357

(a)	Not annualized for periods less than one year.
(b)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.

38

Additional Information

Investment Advisor

Thornburg Investment Management®, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is the principal underwriter of each Fund’s ETF Class shares.

Custodian

State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA 02114 is the Funds’ custodian.

Transfer Agent

State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA 02114 is the transfer agent of each Fund’s ETF Class shares.

Legal Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036-8704.

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ Statement of Additional Information (SAI) also includes additional information about each Fund. The Funds’ SAI and the Funds’ Annual and Semi-Annual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semi-Annual Reports, and obtain other Fund information, by visiting https://www.thornburg.com/edelivery or by phone at (800) 847-0200. The Funds’ current Statement of Additional Information and Annual and Semi-Annual Reports to Shareholders also may be obtained on the Thornburg Website at Thornburg.com. The Funds’ current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation inconsistent with what is contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or ALPS Distributors Inc. This Prospectus constitutes an offer to sell securities of the Funds only in those states where the Funds’ shares have been registered or otherwise qualified for sale. The Funds will not accept applications from persons residing in states where the Funds’ shares are not registered or qualified for sale.

Each Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.

TH6773

39

Thornburg Investment Trust

Statement of Additional Information

Dated March 27, 2026 for

	Ticker Symbol	Exchange
Thornburg American Opportunities Fund (”American Opportunities Fund”) ETF Class	TAOZ	Nasdaq Stock Market, LLC

Thornburg Focus Growth Fund (“Focus Growth Fund”) ETF Class	TFGZ	Nasdaq Stock Market, LLC

 2300 North Ridgetop Road

Santa Fe, New Mexico 87506

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the “ETF Class Shares” Prospectus, dated March 27, 2026, which describes the ETF Class shares of each of American Opportunities Fund and Focus Growth Fund (each, a “Fund” and, collectively, the “Funds”) (the “Prospectus”). Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s audited financial statements for its last fiscal year. Each Fund’s audited financial statements and accompanying independent registered public accounting firm’s report for the fiscal year ended September 30, 2025, as filed on Form N-CSR, are incorporated by reference. This SAI is incorporated by reference into the Prospectus. For a free copy of the Prospectus, this SAI, a Fund’s annual or semiannual report or other information such as a Fund’s financial statements, as they become available, or to request other information or ask questions about a Fund, call 800-847-0200 or visit https://www.thornburg.com/edelivery.

As of the date of this SAI, the ETF Class shares of the Funds have not yet commenced operations. In addition to ETF Class shares, each Fund offers one or more classes of shares that are not exchange-traded and that operate as mutual funds (each, a “Mutual Fund Class”). A separate prospectus and statement of additional information provides information about such Mutual Fund Class shares of each Fund. An investment in a Fund’s ETF Class shares is not an investment in a mutual fund.

The description of investment policies and limitations that appears in this SAI and the Prospectus does not impose a contractual duty on the Funds or their investment advisor to comply with those policies and limitations, and no express or implied contract is created among a Fund and its shareholders by virtue of those shareholders having made an investment in the Fund or having received this SAI or the Prospectus. Furthermore, while the Trust may enter into contracts with third parties to manage the Funds’ assets and provide other services, as described in this SAI and the Prospectus, the Thornburg Investment Trust and each such third party are the sole intended beneficiaries of those contracts, and the Funds’ shareholders are not third party beneficiaries of those contracts.

ORGANIZATION OF THE FUNDS

Each Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the “Declaration”). See the disclosure under the heading “Investment Limitations,” below, for more information about the diversification policies of each series of the Trust that operates as a diversified series.

The Trust currently has 26 series, of which 24 are active. The Trustees are authorized to divide the Trust’s shares into additional series and classes. This SAI only relates to ETF Class shares of the Funds. In addition to ETF Class shares, each Fund offers one or more classes of shares that are not exchange-traded and that operate as mutual funds. A separate statement of additional information provides information about such Mutual Fund Class shares of each Fund.

The assets received for the issue or sale of shares of each Fund, including ETF Class shares and Mutual Fund Class shares of the Fund, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust, except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the series of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of that Fund which are available for distribution.

Each Fund may in the future, rather than invest in securities generally, seek to achieve its investment objective(s) by pooling its assets with assets of other funds for investment in another investment company having the same investment objective(s) and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. (“Thornburg” or the “Advisor”) in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

Except in connection with a shareholder’s conversion of a Fund’s Mutual Fund Class shares to ETF Class shares, each Fund offers and issues ETF Class shares at its net asset value (“NAV”) per share only in aggregations of a specified number of ETF Class shares (each, a “Creation Unit”), generally in exchange for the deposit (or delivery) of a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). ETF Class shares may be purchased or redeemed at NAV only in Creation Units by or through authorized participants (“Authorized Participants”) and, generally, in exchange for Deposit Securities and a Cash Component.

ETF Class shares of each Fund are listed and trade on Nasdaq Stock Market, LLC (the “Exchange”) at market prices that may be at, above or below the Fund’s NAV.

Each Fund may hold special shareholder meetings and transmit proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will transmit proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Funds (the “Custodian”). The Custodian is responsible for the safekeeping of the Funds’ assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.

EXCHANGE LISTING AND TRADING

ETF Class shares of each Fund are listed for trading, and trade throughout the day, on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF Class shares of any Fund will continue to be met. The Exchange may consider the suspension of trading in, and will commence delisting proceedings outlined in the Exchange’s rulebook for, the ETF Class shares of each Fund under any of the following circumstances: (i) the Fund, with respect to ETF Class shares, is no longer eligible to operate an ETF Class as an exchange-traded fund pursuant to, or is otherwise no longer in compliance with the terms and conditions of, exemptive relief granted by the SEC that permits, subject to certain conditions and requirements, a Fund to issue ETF Class shares and one or more classes of shares that are not exchange-traded, (ii) if any of the continued listing requirements are not continuously maintained, (iii) if following the initial twelve-month period after commencement of trading of ETF Class shares of the Fund on the Exchange, there are fewer than 50 beneficial holders of the ETF Class shares of a Fund, or (iv) if such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the ETF Class shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly-traded securities, when you buy or sell ETF Class shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the ETF Class share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

The base and trading currency of the ETF Class shares of the Funds is the U.S. dollar. The base currency is the currency in which the NAV per ETF Class share of each Fund is calculated and the trading currency is the currency in which the ETF Class shares of a Fund are listed and traded on the Exchange.

MULTI-CLASS ETF FUND STRUCTURE

Thornburg and the Trust, on behalf of the Funds, have received an exemptive order from the SEC that permits each Fund to offer mutual fund share classes and an exchange-traded share class that operates as an ETF (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at the net asset value of a Multi-Class ETF Fund’s mutual fund class shares next determined after receipt of the order.

Due to the structural and operational differences between mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. For additional information regarding these differences, see the “Distributions and Taxes” and “Conversions” sections of the Prospectus and the “Organization of the Funds” and “Creation and Redemptions of Creation Units” sections of this SAI. Because shareholders of each Fund have voting rights based on the number of shares owned (including fractional shares), and because the shareholders in the mutual fund classes may be able to reinvest dividends sooner than shareholders in the ETF Class, each mutual fund class shareholder could obtain more voting power than an ETF Class shareholder in the days immediately following an ex-dividend date.

In addition, because all of the classes of a Multi-Class ETF Fund represent interests in the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (as opposed to shareholders of a standalone ETF) could experience greater portfolio transaction costs and taxable capital gains distributions as a result of shareholder purchases and redemptions through a mutual fund class, portfolio trading activity, as well as costs due to cash drag associated with a Fund holding the cash necessary to satisfy redemptions of mutual fund class shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the 1940 Act, in order to permit ETF operations, which do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of the Fund’s holdings, which has the potential to make the Fund more susceptible to front running than a traditional mutual fund that provides less frequent public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the Fund to new purchases.

The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that Thornburg and the Board of Trustees of the Trust (the “Board”) consider these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent Trustees, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. Thornburg shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the Multi-Class ETF Fund as a whole due to the structure, the appropriateness of the Multi-Class ETF Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

CONTINUOUS OFFERING

Except in connection with a shareholder’s conversion of a Fund’s Mutual Fund Class shares to ETF Class shares, each Fund offers and issues ETF Class shares at its NAV only in Creation Units. The method by which Creation Units are created and trade may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund’s ETF Class on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “1933 Act”), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent of a Fund’s ETF Class shares, breaks them down into constituent ETF Class shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new ETF Class shares with an active selling effort involving solicitation of secondary market demand for ETF Class shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in ETF Class shares, whether or not participating in the distribution of ETF Class shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to ETF Class shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with the sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT POLICIES

Information about each Fund’s principal investment strategies and the principal risks associated with those investment strategies is provided in the Prospectus. A “principal investment strategy” of a Fund is a strategy which Thornburg anticipates may be important in pursuing the investment objective(s) stated in the Fund’s prospectus and which Thornburg anticipates may have a significant effect on the Fund’s performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund’s assets.

The following discussion supplements the information in the Prospectus by providing additional detail about some of the investments that a Fund may make in pursuing that Fund’s investment objective(s) and certain risks associated with those investments or to which a Fund may otherwise be subject. Not all of the investments identified below will be used by each Fund at all times.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. For more information about the specific investment limitations that may be applicable to a Fund, please refer to the Prospectus and to the “Investment Limitations” section of this Statement of Additional Information. For purposes of any such limitation on the percentage of a Fund’s assets that could be invested in a particular investment strategy, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of any borrowings for investment purposes.

Investing in Debt Obligations

Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The values and yields of debt obligations are dependent upon a variety of factors, including the condition of the general market, general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Variations in the value of a debt obligation held in the Fund’s portfolio arising from these or other factors will cause changes in the net asset value of the Fund’s shares.

The following discussion contains additional detail about debt obligations, including some of the specific types of debt obligations in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of debt obligations. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign debt obligations.

Bond Ratings

Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings Inc. (“Fitch”), and Kroll Bond Rating Agency (“Kroll”). The ratings of any such ratings agency reflects that agency’s current opinion as to the creditworthiness of the issuers of the debt obligations which the ratings agency undertakes to rate. In determining credit ratings, ratings agencies evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk that market values of debt obligations will fluctuate with changes in interest rates, general economic trends or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Furthermore, it should be emphasized that credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon and rating may have different yields, while debt obligations of the same maturity and coupon with different ratings may have the same yield.

In addition to using information provided by ratings agencies, Thornburg will subject each debt obligation under consideration for investment to its own credit analysis in an effort to assess each issuer’s financial soundness. This analysis is performed by Thornburg for a particular debt obligation at the time that a Fund purchases that obligation and will be reviewed by Thornburg from time to time thereafter.

Each ratings agency uses its own rating classification system to indicate the credit rating assigned to a particular debt obligation. In general, the ratings agencies classify debt obligations into two categories for purposes of the ratings process – long term and short term. The ratings agencies typically assign short term ratings to debt obligations that are considered short term in the relevant market. In the United States, for example, the ratings agencies deem short term debt obligations to include commercial paper and other obligations with an original maturity of no more than 365 days. The following is a brief description of the applicable ratings symbols and their meanings for each of Moody’s, S&P, Fitch, and Kroll.

Ratings for Long Term Debt Obligations

Rating	Description (descriptions shown generally track language used by Moody’s though all ratings agencies use similar language for each rating category)
Aaa (Moody’s) AAA (S&P, Fitch, and Kroll)	Debt obligations judged to be of the highest quality, with minimal credit risk. The issuer is determined to have an extremely strong capacity to pay principal and interest on the obligation.

Aa (Moody’s) AA (S&P, Fitch, and Kroll)	Debt obligations judged to be of high quality, with very low credit risk. The issuer is determined to have a very strong capacity to pay principal and interest on the obligation.

A (all ratings agencies)	Debt obligations judged to be of upper-medium grade quality, with low credit risk. The issuer is determined to have a strong capacity to pay principal and interest on the obligation.

Baa (Moody’s) BBB (S&P, Fitch, and Kroll)	Debt obligations judged to be of medium grade quality, with moderate credit risk and certain speculative characteristics. Adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the last of the ratings categories commonly referred to as “investment grade.”

Ba (Moody’s) BB (S&P, Fitch, and Kroll)	Debt obligations judged to have speculative elements and are subject to substantial credit risk. The issuer may face major ongoing uncertainties, and adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the first of the ratings categories commonly referred to as “below investment grade,” “non-investment grade” or “speculative grade.”

B (all ratings agencies)	Debt obligations judged to be speculative and subject to high credit risk. Although the issuer currently has the capacity to make principal and interest payments on the obligation, adverse economic conditions will likely impair the ability of the issuer to meet those financial commitments.

Caa (Moody’s) CCC (S&P, Fitch, and Kroll)	Debt obligations judged to be of poor standing and subject to very high credit risk. Such obligations are currently vulnerable to nonpayment by the issuer, particularly in the event of adverse economic conditions or changing circumstances.

Ca (Moody’s) CC (S&P, Fitch, and Kroll)	Debt obligations judged to be highly speculative. These obligations are likely in, or very near, default, with some prospect of recovery of principal and interest.

C (all ratings agencies)

Debt obligations that are currently highly vulnerable to nonpayment, debt obligations that permit payment arrearages, or debt obligations of an issuer that is the subject of a bankruptcy petition or similar action but has not yet experienced a payment default. These obligations have little prospect for recovery of principal and interest.

RD (Fitch)	Debt obligations for an issuer that, in Fitch’s opinion, has experienced an uncured payment default but has not entered into bankruptcy or otherwise ceased business.

D (all ratings agencies)	Debt obligations that are currently in payment default.

Moody’s may append the numerical modifiers 1, 2 or 3 to any debt obligation rated Aa through Caa to indicate the relative standing of that obligation within its principal rating category. Similarly, S&P may append a “+” or “-” to any debt obligation rated AA through CCC to indicate the relative standing of that obligation within its principal rating category. The foregoing ratings are sometimes presented in parentheses preceded with “Con.” (Moody’s) or “p” (S&P), indicating that the obligations are rated conditionally/provisionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition may be rated in this fashion. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

Ratings for Short Term Debt Obligations

Rating	Description (descriptions shown generally track language used by Moody’s though all ratings agencies use similar language for each rating category)
P-1 (Moody’s) A-1 (S&P) F1 (Fitch) K1 (Kroll)	Issuer has a superior ability to repay its short term debt obligations. S&P may also designate this type of obligation with a “+” to indicate that the issuer’s capacity to repay the obligation is extremely strong.

P-2 (Moody’s) A-2 (S&P) F2 (Fitch) K2 (Kroll)	Issuer has a strong ability to repay its short term debt obligations, though repayment of these obligations is somewhat more susceptible to adverse economic conditions than obligations in the higher rated category.

P-3 (Moody’s) A-3 (S&P) F3 (Fitch) K3 (Kroll)	Issuer has an acceptable ability to repay its short term debt obligations. Adverse economic conditions are more likely to weaken the ability of the issuer to meet its financial commitments on these types of obligations.

NP (Moody’s)	To the extent a short term debt obligation does not fall into one of the three previous categories, Moody’s identifies that obligation as NP or Not Prime.

B (S&P, Fitch, and Kroll)	The short term debt obligation is judged to have significant speculative characteristics. Although the issuer currently has the capacity to meet financial commitments on these obligations, the issuer faces ongoing uncertainties which could affect the issuer’s ability to meet those commitments. S&P may further delineate this ratings category into “B-1,” “B-2” or “B-3 to indicate the relative standing of an obligation within the category.

C (S&P, Fitch, and Kroll)	The short term debt obligation is currently vulnerable to nonpayment, and the issuer is dependent on favorable economic conditions to continue to meet its commitments on the obligation.

RD (Fitch)	The issuer is in default on or more of its financial commitments but continues to meet other financial obligations.

D (S&P, Fitch, and Kroll)	The short term debt obligation is in payment default.

Ratings of Municipal Notes. In addition to the foregoing, the ratings agencies may separately categorize municipal notes. Municipal notes are debt obligations issued by states, cities and local authorities and which mature in one year or less. As with the ratings systems used for other debt obligations, the rating agencies’ categorization of municipal notes reflects a decreasing judgment of the ability of the issuer to meet its financial obligations under the note.

Dual Ratings. The rating agencies may assign dual ratings to all long term debt obligations that have a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used to denote the long term maturity and the short term debt rating symbols are used to denote the put option (for example, “AAA/A-1+”). For certain “demand notes” maturing in 3 years or less, the respective municipal note rating symbols, combined with the short term debt obligation symbols, are used (for example. “SP-1/A-1”).

Determining a Portfolio’s Average Maturity

A debt obligation’s maturity generally represents the time remaining until the principal amount of that obligation becomes due and payable.

For purposes of determining an investment’s maturity, Thornburg will treat a debt obligation as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

In addition, each Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations, such as United States Treasury Bills and United States Treasury Notes, have stated maturities. However, other obligations a Fund may acquire are interests in pools of mortgages or other loans having varying maturities. Due to prepayments of the underlying mortgage instruments or other loans, such securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a suitable and permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security’s remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by a Fund based on Thornburg’s evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life. For example, the mortgage instruments in the pools underlying mortgage-backed securities may have a range of different original maturities. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

Certain securities which have variable or floating interest rates or demand or put features may be deemed by Thornburg to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed by Thornburg to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Determining a Debt Obligation’s Duration

Duration is an estimate of the sensitivity of a debt obligation to changes in interest rates, and is consequently a measure of interest rate risk. The duration of a given debt obligation represents an approximation of the expected percentage change in a debt obligation’s value in response to a change in interest rates. Duration is commonly expressed as a number of years, and the value of an obligation or a portfolio of obligations with a higher number—a longer duration—will be more volatile in response to changes in interest rates.

Computations of duration for a specific debt obligation or for a portfolio of debt obligations will vary depending upon various factors, including the assumptions employed in performing the computations. Because duration figures are estimates, the actual changes in market values of specific debt obligations or portfolios of obligations may be different from the estimated changes in valuations based upon durations computed for the obligations or portfolios of obligations.

Lower-Quality Debt Obligations

Each Fund may purchase debt obligations which are of lower-quality at the time of purchase or which, due to issuer default or credit ratings downgrades, are determined subsequent to purchase to be of lower-quality.

For these purposes, “lower-quality” debt obligations include debt obligations rated below Baa by Moody’s or BBB by S&P, Fitch or Kroll, and unrated securities judged by Thornburg to be of equivalent quality. Lower-quality debt obligations typically have poor protection with respect to the payment of interest and repayment of principal, and may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If a Fund experiences unexpected net redemptions, it could be forced to sell lower-quality debt obligations in its portfolio at disadvantageous prices without regard to those obligations’ investment merits, which could depress the Fund’s net asset value and reduce the Fund’s overall investment performance. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by Thornburg, subject to the oversight of the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing lower-quality debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and a Fund’s ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, for example in the event of a default by the issuer of a debt obligation, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Funds may also invest from time to time in unrated obligations. Unrated obligations may be less liquid than comparable rated obligations and may be more difficult to value. Moreover, unrated obligations may be more difficult for Thornburg to evaluate and there is the risk that Thornburg may not accurately evaluate an investment’s actual credit quality. In particular, an unrated obligation that Thornburg believes is equivalent to an investment grade obligation could ultimately exhibit characteristics associated with lesser rated obligations.

Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, in debt obligations which are secured with collateral consisting of mortgage-backed securities (see “Structured Finance Arrangements - Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, which may expose a Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of a Fund because the value of some mortgage-backed securities held by a Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

Interests in pools of mortgage-backed securities differ from other forms of debt obligations. Whereas other forms of debt obligations normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, mortgage-backed securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“Ginnie Mae”). Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the U.S. Department of Veteran Affairs or the Farmers Home Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government. Freddie Mac is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

In September 2008, the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship overseen by the Federal Housing Finance Authority. That arrangement is intended to provide additional financial support to Fannie Mae and Freddie Mac. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the purchase of United States Treasury stock, and the United States Treasury has announced its expectation that it would continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee. There is also an ongoing debate among federal policy makers regarding whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.

Mortgage Pass-Through Securities. The Funds may also purchase pass-through pools of conventional mortgage loans that have been created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards, if any. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Asset-Backed Securities. The Funds may invest in asset-backed securities.

The securitization techniques used to develop mortgage-backed securities (see “Mortgage-Backed Securities” and “Mortgage Pass-Through Securities” above) are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described below or in structures similar to the CMO pattern (see “Structured Finance Arrangements -- Collateralized Mortgage Obligations” below). In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

One example of this type of asset-backed security is a Certificate of Automobile Receivables (“CARS”). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Thornburg expects that governmental, government-related or private entities may create mortgage-backed, mortgage pass-through and asset-backed securities in addition to those described above. If otherwise consistent with a Fund’s investment objectives, policies and quality standards, Thornburg may consider investing on behalf of a Fund in such new types of investments.

Municipal Obligations

Each Fund may invest in municipal obligations.

Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term “municipal obligations” for this discussion if the interest paid thereon is exempt from federal income tax.

Municipal obligations are generally classified as municipal bonds or municipal notes. A municipal bond typically has a maturity of more than one year and is issued by a state, city or local authority to meet longer-term capital needs. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. In contrast to municipal bonds, municipal notes typically have a maturity of one year or less and are issued by states, cities and local authorities to provide for short-term capital needs, often as an interim step in anticipation of the municipality receiving future revenue.

At times, a Fund’s assets may be invested in municipal obligations that are related in a manner that they may be affected negatively by specific economic, business, legal or political developments. For example, if a Fund has invested in revenue bonds issued by political subdivisions to finance healthcare facilities, reductions in medical expense reimbursements by private insurers or governmental agencies could have a negative impact on the revenues of those facilities and the ability of those facilities to service the revenue bonds. Similarly, if a Fund has invested in municipal obligations originating in a specific state, then adverse fiscal or economic developments in the state could negatively affect both general obligation and revenue bonds issued by the state and its political subdivisions, agencies and instrumentalities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments in municipal obligations and may adversely affect the value of a Fund’s portfolio.

Auction Rate Securities. An auction rate security is a municipal obligation with a long-term nominal maturity for which the interest rate is reset at specific shorter frequencies (typically every seven to 35 days) through an auction process. The auction is a competitive bidding process used to determine interest rates on each auction date. In the auction, broker dealers submit bids to the auction agent on behalf of investors. The winning bid rate is the rate at which the auction clears, meaning the lowest possible interest rate at which the specific issue of municipal obligations can be sold at par. The clearing rate of interest established in the auction is paid on the entire issue of the municipal obligations for the upcoming period to the holders of those obligations. Investors who bid an interest rate above the clearing rate of interest receive no portion of the issue of municipal obligations, while those whose bids were at or below the clearing rate receive the clearing rate for the next period. Although the auction rate process is intended to permit the holders of a given issue of municipal obligations to sell their holdings at par in the auction at specified intervals, there is the risk that an auction will fail due to an insufficient demand for the obligations that are the subject of the auction, preventing the holders of the obligations from disposing of their holdings, potentially for an indeterminate period of time. In addition, auction rate securities may be subject to changes in interest rates, including decreased interest rates, thereby reducing the yields to holders of the obligations.

Fixed Rate Demand Obligations. A Fund may purchase fixed rate municipal demand obligations or instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The “demand” feature permits the holder to demand payment of principal and interest prior to the instrument’s final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a municipal obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the municipal obligation in the unit, or an equal aggregate principal amount of another municipal obligation of the same issuer, issue and maturity as the municipal obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a municipal obligation, based upon an accompanying opinion of counsel.

 Floating Rate and Variable Rate Demand Obligations. Floating rate and variable rate demand notes, obligations or instruments are municipal obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and may permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a municipal obligation meets the Fund’s investment criteria. The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

Mortgage-Backed Municipal Obligations. Some municipal obligations a Fund may purchase are backed by mortgage loans made by financial institutions or governmental agencies to finance single and multi-family housing projects or other real estate-related projects. Repayment of these municipal obligations may be secured by the revenues from a single housing project, or may be secured by a number of housing units. Interests in securities backed by a pool of mortgages on multiple housing units differ from other forms of debt obligation, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified payment dates. Instead, these securities provide for a periodic (typically monthly) payment which consists of both interest and principal payments. For more information about the characteristics and risks of mortgage-backed securities, see “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above.

Municipal Leases. A Fund may at times invest in municipal obligations, including lease revenue bonds and certificates of participation, which provide the Fund with a proportionate interest in payments made by the governmental issuer on an underlying municipal lease. Although municipal lease obligations do not constitute general obligations of the governmental issuer for which the issuer’s taxing power is pledged, these lease obligations are typically backed by the issuer’s covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. While the lease obligation might be secured by the leased property, it might be difficult for a Fund to dispose of the leased property in case of a default by the governmental lessee. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price. In seeking to reduce the special risks associated with investment by a Fund in municipal lease obligations, Thornburg will consider: (i) whether the underlying lease can be canceled; (ii) whether the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental lessee (e.g., the potential for an “event of nonappropriation”); (iii) in cases where the obligation gives a Fund a secured interest in the underlying equipment, whether that equipment has elements of portability or use that enhance its marketability in the event of a default by the governmental lessee; (iv) whether the governmental issuer’s general credit is adequate; and (v) such other factors concerning credit quality or the Fund’s legal recourse in the event of a default by the governmental issuer as Thornburg may deem relevant. Thornburg will also evaluate the liquidity of each municipal lease obligation upon its acquisition and periodically while it is held based upon various factors, including: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation; (c) the willingness of dealers to make a market for the obligation; (d) the nature and timing of marketplace trades; and (e) such other factors concerning the trading market as Thornburg may deem relevant.

Tender Option Bonds. Each Fund may invest in tender option bonds. Tender option bonds are created when the owner or owners of one or more fixed rate municipal obligations sell or transfer those obligations to a trust that is sponsored by a broker-dealer or other third party. The trust then issues two new securities, each of which represents a beneficial interest in the trust. One of these securities is a short-term, floating-rate security, sometimes referred to as a “senior certificate” or a “floater.” The interest rate on the senior certificate is initially set at a level that is lower than the interest rate on the underlying municipal obligation(s), and resets periodically based on the movement of a short-term benchmark interest rate. The senior certificates also have a demand feature which permits the security holder to put the security back to the trust after a specified notice period. In that event the security holder is entitled to receive the principal amount of the senior certificate plus accrued interest. Those amounts are paid by either the sponsor of the trust or by a third party that acts as a liquidity provider for the trust. The other security issued by the trust is a long-term, floating-rate security, sometimes referred to as a “residual interest” or an “inverse floater.” The residual interests pay an interest rate equal to the interest that is paid on the underlying municipal obligation(s) less the interest that was paid to the holders of the senior certificates and less any expenses of the trust. Unlike the senior certificates, the residual interest securities do not have a put feature. Upon maturity of the underlying municipal obligation(s) or another event which causes the termination or liquidation of the trust, holders of the senior certificates are generally entitled to receive the principal amount of their security plus a portion of any gains in the market value of the underlying municipal obligations, while holders of the residual interest are generally entitled to receive whatever amounts remain in trust after payment to the senior certificate holders and payment of trust expenses.

The senior certificates are sold to third parties, which may include the Funds, in a private placement transaction. Because the senior certificates have first priority to the cash flows from the underlying municipal obligation(s), and because the holders of senior certificates have a right to put those securities back to the trustee or to a third party liquidity facility, investments in senior securities are generally perceived as involving less interest rate, credit, and market risk than investments in the residual interests. Investors in senior certificates are, however, exposed to the risk that the trust sponsor or third party liquidity facility fails to meet its contractual obligation to buy back the security when the investor exercises its put option.

The residual interests are issued to the person(s) that transferred the municipal obligation(s) to the trust. The residual interest holders also receive the proceeds from the sale of the senior certificates, less certain transaction costs and trustee fees. Risks associated with an investment in residual interests include the risks associated with an investment in the underlying municipal obligations, and the risk that increases in short-term interest rates will increase interest payments to the senior certificate holders and therefore reduce interest payments to the residual interest holders. Investments in residual interests also typically involve leverage, which may magnify an investor’s losses.

Structured Finance Arrangements

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in CMOs.

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security (see discussion of those instruments under “Mortgage-Backed Securities, Mortgage Pass-Through Securities and Asset-Backed Securities” above). Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds. Proceeds of the offering are used to purchase mortgage pass-through certificates (the “collateral”). The collateral is pledged to a third party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. Once the Series A, B, and C bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

Each of the Funds may also invest in CMOs issued by Freddie Mac. Like other CMOs, Freddie Mac CMOs are issued in multiple classes having different maturity dates. Freddie Mac CMOs are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Payments of principal and interest on the CMOs are typically made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of the Federal Housing Administration prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of Freddie Mac’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements. Each of the Funds may also invest in other types of structured finance arrangements besides CMOs.

Other types of structured finance arrangements that are currently available for investment include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and similarly structured securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations (“CDOs”).

The cashflows from a CDO’s trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars” below. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. A Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

U.S. Government Obligations

Each Fund may invest in obligations of the U.S. Government.

U.S. Government Obligations include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by, and acting as instrumentalities of, the U.S. government and established under the authority granted by Congress, including, but not limited to, Ginnie Mae, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and Fannie Mae. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. All U.S. Government Obligations are subject to the same risks affecting other debt obligations. Even if a U.S. Government Obligation is backed by the full faith and credit of the U.S. Treasury, it is possible that the U.S. government may be unable or unwilling to repay principal and interest when due, and may require that the terms for payment be renegotiated.

One specific type of U.S. Government Obligation is a Treasury Inflation Protected Security (“TIPS”). TIPS are debt obligations issued by the U.S. Treasury which are intended to protect investors from the negative effects of inflation. The principal value of the TIPS is periodically adjusted according to the rate of inflation, as measured by changes in the Consumer Price Index. Interest on TIPS is paid semi-annually as a fixed percentage of the inflation-adjusted principal amount. Typically, the interest rate on TIPS is lower than the interest rate paid on other U.S. Government Obligations of the same maturity.

Zero Coupon Bonds and “Stripped” Securities

Each Fund may purchase zero coupon bonds, including stripped securities.

Zero coupon bonds are corporate or government-issued debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the obligation at the time of issuance.

A “stripped” security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a “principal only” or “P/O” security, while the interest component is often referred to as an “income only” or “I/O” security.

Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. A Fund is required to accrue income from zero coupon bonds on a current basis even though it does not receive the income currently in cash, and a Fund is required to distribute that income for each taxable year. To generate the cash necessary to satisfy such distributions, a Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Investing in Equity Securities

Equity securities represent an ownership interest in the entity issuing the security. Common stocks, the most familiar type of equity security, represent an ownership interest in a corporation. The values of equity securities fluctuate significantly in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. When equity securities held in short position by a Fund increase in value, the Fund may experience a loss, as described in “Short Sales,” below.

The following discussion contains additional detail about equity securities, including some of the specific types of equity securities in which a Fund may invest and certain risks associated with those investments. You should read the Prospectus for more information about the characteristics and risks of equity securities. You should also read “Investing in Foreign Debt Obligations and Foreign Equity Securities” below for information about some of the characteristics and risks of foreign equity securities.

Closed End Funds

Each of the Funds may invest in the shares of closed end funds, including closed end funds which have elected to be treated as business development companies under the Investment Company Act of 1940 (the “1940 Act”).

Closed end funds are investment companies that invest in various securities and other financial assets, and which issue shares that trade on exchanges in a manner similar to the shares of exchange traded funds (see “Exchange Traded Funds” below). The shares of a closed end fund change in value as the values of its component securities and other investments fluctuate with market changes. In contrast to exchange traded funds, however, the trading values of a closed end fund’s shares often diverge to a greater extent from the net asset value of the fund’s underlying portfolio investments. A closed end fund incurs its own operating expenses, so that if a Fund invests in a closed end fund, shareholders of the Fund bear the closed end fund’s expenses in addition to the expenses of the Fund.

Convertible Securities

Each of the Funds may invest in convertible debt obligations and may also invest in convertible preferred equity securities.

Convertible debt obligations may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that a Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that a Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

As with convertible debt, a convertible preferred equity security may be converted or exchanged within a specified period of time and under certain conditions into a certain amount of common stock. The market value of the convertible preferred equity security typically varies in accordance with the market value of the underlying common stock and, accordingly, is subject to the same risks affecting the underlying common stock.

Exchange Traded Funds

Each of the Funds may invest in the shares of exchange traded funds (“ETFs”).

ETFs are investment companies that invest in various securities and financial assets. ETFs are created either to provide investment results corresponding to a securities index, or are actively managed in a manner corresponding more closely to a traditional mutual fund. ETFs are typically available to investors as units of beneficial interest in a trust, and are purchased and sold on an exchange in the same way as common stocks. The values of ETF shares increase and decline as the values of the ETF’s component securities and other investments fluctuate with the market changes, and usually trade in a relatively narrow range relative to the net asset value of its underlying portfolio investments because the structure of an ETF permits certain major market participants to redeem shares of the ETF for a “basket” of the ETF’s underlying investments. Shares in an ETF held by a Fund are consequently subject to the same general market risks that affect the underlying investments by the ETF, except that a Fund’s investments in an ETF may not exactly match the performance of any specific index (and may not perform as well as any specific index) because of differences between the ETF’s investments and the index or other factors. In addition, each ETF incurs its own operating expenses, so that if a Fund invests in an ETF, shareholders of the Fund bear the ETF’s expenses in addition to the expenses of the Fund.

From time to time a Fund may take short positions in leveraged ETFs. Leveraged ETFs are ETFs that use derivatives instruments or other investment techniques to try to generate returns that exceed the returns of their underlying portfolio investments. The use of leverage by ETFs tends to exaggerate the effect of any increase or decrease in the value of the ETF’s underlying investments and may, therefore, cause the value of the ETF’s shares to be more volatile than if the ETF did not use leverage.

Initial Public Offerings

Each of the Funds may invest in common stock or other equity securities offered through initial public offerings (“IPOs”).

An IPO is an issuer’s first offering of equity securities to the public. The issuer of IPO securities may have a limited operating history, and limited information about the issuer may be available to potential purchasers. Accordingly, the market for IPO securities may be more volatile and involve greater risk of loss than investments in the equity securities of more established companies. At times a Fund may sell its investment in IPO securities shortly after the Fund purchased those securities, which may result in increased transaction costs for the Fund. There can be no assurance that a Fund will have access to profitable IPOs and, as the Fund’s assets grow, any positive impact of IPO investments on the Fund’s performance likely will decline.

Investments in the Equity Securities of Smaller Companies

Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Smaller companies may have limited product lines, markets or financial resources, may have more limited management expertise and resources, and have more limited financing and capital. There may be less available information respecting these companies.

Limited Partnership Interests

Each of the Funds may invest in interests issued by limited partnerships and master limited partnerships (“MLPs”). MLPs are business enterprises in which ownership interests are publicly traded, and which typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments. Ownership interests in limited partnerships other than MLPs may not be publicly traded, which may decrease the liquidity of those investments. Investments in MLPs and other limited partnerships are subject to the risks associated with equity investments generally and to the risks associated with the specific industry or industries in which the partnership operates. Investments in MLPs and other limited partnerships are also subject to certain additional risks when compared to investments in corporations, including certain tax risks, a more limited ability for investors to elect or remove the issuer’s management, and more limited voting rights for investors.

Preferred Stock

Each of the Funds may invest in preferred stock.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance, but the issuing company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

REITs and Other Real Estate-Related Instruments

Each of the Funds may invest in real estate investment trusts (“REITS”).

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which a Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. A Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Short Sales

Each of the Funds may enter into short sales with respect to an investment that Thornburg believes to be overvalued or to hedge against the Fund’s long exposures. A Fund may engage in short selling with respect to any of the securities in which the Fund is permitted to invest, including domestic and foreign equity securities and debt obligations.

In a short sale, the Fund borrows a security from a lender and then sells that borrowed security to another party. In order to complete the short sale, the Fund must return the borrowed security to the lender, which the Fund normally does by purchasing that security on the open market and delivering it to the lender. The Fund will realize a gain if the price of the security declines between the date the Fund borrowed the security and the date the Fund purchased the security to replace the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The Fund is required to pay to the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security.

Although the Fund hopes to profit from its short sales, short sales may include risks that are different than, and in some respects may exceed, the Fund’s long investments. Because there is no limitation on the amount to which the price of a security may increase between the date that the Fund borrows it from the lender and the date that the Fund must purchase the security on the open market to deliver it to the lender, the losses that the Fund incurs from a short sale are potentially limitless. In contrast, the losses that the Fund may realize on its long positions cannot exceed the total amount of the Fund’s investments in those positions. The lender in a short sale transaction may have a right to require the Fund to return the borrowed securities earlier than scheduled, in which case the Fund may have to purchase the securities on the open market at a time when the securities’ prices are unfavorable. To the extent the Fund is required to deliver collateral to the lender in response to declines in the value of the Fund’s short positions, the Fund may have to sell other securities in its portfolio to meet those collateral requirements. Such sales may not be at favorable prices, or may impede the pursuit of the Fund’s investment strategy.

When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio. The use of leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s underlying investments, and may, therefore, cause the Fund’s share price to be more volatile.

The Funds may also seek to achieve short exposure to an investment through the use of derivative instruments, which may involve risks different or greater than the risks affecting the investment that the Fund seeks to achieve short exposure to. See “Investing in Derivatives,” below.

Warrants and Rights

Subject to certain limitations, as described in “Investment Limitations” below, each of the Funds may invest in warrants and similar rights. A warrant represents an option to purchase a stated number of shares of common stock of an issuer at a specified price during a specified period of time. The prices of warrants will not always correlate with the prices of the underlying shares of stock. In addition to the risks relating to the underlying stock, the purchase of warrants involves the risk that the effective price paid for the warrant, when added to the subscription price of the underlying stock, will exceed the market price of the underlying stock. Rights represent a preemptive right to purchase additional shares of an issuer’s common stock at the time of a new offering of those shares, thereby permitting the rights holder to retain the same ownership percentage after the new offering.

Investing in Foreign Debt Obligations and Foreign Equity Securities

Each of the Funds may make investments in foreign debt obligations or foreign equity securities.

A Fund’s investment in a foreign debt obligation or foreign equity security typically involves all of the risks inherent in the same type of debt obligation or equity security issued by a domestic issuer. In addition, foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The following discussion contains additional detail about the types of foreign investments which a Fund may make and certain risks associated with those investments. You should read the Prospectus for more information about these investments and their risks.

Foreign Investments

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restricting ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries, because of inconsistent legal interpretations or less defined legal and regulatory provisions, or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. The Fund’s investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund’s investment policies and restrictions.

Certain depositary receipts in which a Fund may invest are unsponsored, meaning that the depositary receipt is created and issued without the participation of the foreign issuer whose stock underlies the depositary receipt. The financial institution that issues an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights, and accordingly the holder of an unsponsored depositary receipt may not have as much current information concerning the foreign issuer as the holder of sponsored depositary receipt.

Developing Countries

The considerations noted above generally are intensified for investments in developing countries, also known as emerging market countries, potentially including investments in issuers which are not domiciled in a developing country but which have reference to a significant percentage of their business in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions

Each of the Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts and futures contracts to purchase or sell foreign currencies at a future date and price. Additional detail about foreign currency transactions is provided below in the sections entitled “Investing in Derivative Instruments - Foreign Currency Transactions,” “Investing in Derivative Instruments - Futures Contracts - Futures Relating to Foreign Currencies,” “Investing in Derivative Instruments - Options - Options Relating to Foreign Currencies,” and “Investing in Derivative Instruments - Swap Agreements, Caps, Floors and Collars - Currency Swaps.”

Investing in Derivative Instruments

A derivative instrument or derivatives transaction is a financial contract the value of which depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

Some derivatives transactions (including futures, options on futures and certain interest rate and credit default swaps) are required to be (or are capable of being) centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Credit risk of market participants with respect to derivatives that are centrally cleared is also concentrated in increasingly fewer clearing members. A Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for the relevant account class. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member. Clearing houses (and in many cases clearing members) have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time.

A Fund’s investment in derivative instruments may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See “Taxes.” A Fund’s investment in derivative instruments may also be limited to the extent Thornburg intends to continue to claim exclusion from the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (the “CEA”). See “Commodity Exchange Act Registration Exemption.”

The U.S. Securities and Exchange Commission (the “SEC”) has adopted Rule 18f-4 of the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, and in connection with the adoption of the Rule, the SEC rescinded and withdrew certain previous guidance of the SEC and its staff regarding the use of asset segregation and cover transactions in connection with a fund’s use of derivatives. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Generally, these requirements apply unless the fund qualifies as a “limited derivatives user,” as defined in the Rule. Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions it needs to aggregate the amount of indebtedness associated with those investments with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions.

The Trust has adopted written policies and procedures to manage the derivatives risks of the Funds and comply with the requirements of Rule 18f-4. Each Fund is currently classified as a limited derivatives user under Rule 18f-4. As a limited derivatives user, each Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. Generally, the Funds may exclude from treating as a derivative certain currency or interest rate derivatives that are not used for investment purposes but instead are entered into and maintained by the fund for hedging purposes; and the notional amounts of such derivatives do not exceed the value of the hedged investments by more than 10%. Each Fund’s limit on its derivatives exposure of 10% of its net assets is not fundamental and may be changed by the Fund without a shareholder vote. If a Fund were to no longer be classified as a limited derivatives user, the more extensive requirements of Rule 18f-4 which would then apply to the Fund may limit the ability of the Fund to use derivatives and potentially reverse repurchase agreements and similar financing transactions as part of its investment strategies, and may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The U.S. government has enacted legislation that provides for increased regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the “EU”) and the United Kingdom (the “UK”) (together with certain other jurisdictions) have implemented or are in the process of implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. These and other legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions and may cause uncertainty in the markets for a variety of derivative instruments. While many of these requirements are already in effect, others are still being implemented, so their ultimate impact remains unclear

Regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The following discussion contains additional detail about the types of derivative instruments in which a Fund may invest and certain risks associated with those investments. You should also read the Prospectus for more information about derivative instruments and their risks.

Combined Positions

Any Fund which is permitted to purchase or sell forward contracts, futures contracts and options (see “Forward Contracts”, “Futures Contracts” and “Options” below) and may also purchase and sell such forward contracts, futures contracts and options in combination with one another in order to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Eurodollar Instruments

Each of the Funds may make investments in Eurodollar instruments.

Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to a reference rate, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the applicable reference rate, to which many interest rate swaps and fixed income instruments are linked.

 Foreign Currency Transactions

Each of the Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.

Conversions on a Spot Basis. A Fund may convert currency on a spot basis from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Currency Forward Contracts. A currency forward contract is a privately negotiated obligation to purchase or sell a specific currency at a specific future date, at a price set at the time of the contract. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

In those instances when a Fund enters into a forward currency contract, it typically does so for portfolio hedging purposes. In that regard, a Fund may enter into a forward contract to sell a foreign currency in which certain of its portfolio investments are denominated as a strategy to reduce the risk that a decline in the value of the foreign currency relative to the U.S. dollar will diminish the value of the portfolio investments denominated in that foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A Fund could use a similar hedging strategy in an “indirect hedge” with respect to securities holdings that are denominated in U.S. dollars or another currency, but which conduct a substantial amount of business in a given foreign currency and are consequently exposed to a risk that the value of that foreign currency will decline relative to the U.S. dollar or other currency in which the holding is denominated. The Funds do not enter into hedging transactions in all instances when it might be desirable to do so, and any Fund may be exposed to currency risk some or most of the time without any hedging position for purposes of reducing that risk.

A Fund may also enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

In another circumstance, a Fund that has agreed to buy or sell a security denominated in a foreign currency may seek to “lock in” the U.S. dollar price of the security by entering into a forward contract to buy or sell the relevant foreign currency for a fixed amount of U.S. dollars. This technique, sometimes referred to as a “settlement hedge” or “transaction hedge,” is intended to protect a Fund against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. A Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in a currency hedging transaction.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See “Futures Contracts,” below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country’s own economy.

Successful use of currency management strategies will depend on Thornburg’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency’s value rose at a time when Thornburg had hedged a Fund’s exposure by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If Thornburg hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that Thornburg’s use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

Each of the Funds may purchase or sell futures contracts to hedge against anticipated interest rate, currency or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date at a specified price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date at a specified price. Futures contracts are typically bought and sold on exchanges or boards of trade where the contracts are listed. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”). Futures can be held until their settlement dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Distributions to shareholders associated with income or net gains realized by a Fund from transactions in futures contracts (or options on futures contracts) may be subject to federal income tax.

Liquidity of Futures Contracts. Some futures contracts may become illiquid under adverse market conditions, and there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges and boards of trade may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s upward or downward price movement reaches the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may not be possible for a Fund to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of unfavorable changes in its value. In that instance, the Fund’s access to other assets that it has deposited to cover its futures positions also could be impaired.

Margin Payments and Credit Risk. The purchaser or seller of a futures contract is not required to sell or pay for the underlying instrument unless the contract is held until the settlement date. However, in any instance when a Fund enters into a futures contract, either as purchaser or as seller, the Fund will deposit with its futures commission merchant (“FCM”) as initial margin assets consisting of cash, U.S. government securities or other liquid assets. The low margin deposits normally required in futures trading permit an extremely high degree of leverage. A relatively small price movement in a futures contract may result in a Fund experiencing substantial gains or losses. The Fund will also deposit daily “variation margin” payments as required during the term of the contract in order settle the change in the contract’s value on a daily basis (a process known as “marking to market”). Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. Futures are centrally cleared, and a party to such transactions is subject to the credit risk of the clearing house and the clearing member through which it holds its position. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other futures customers, potentially resulting in losses to the Fund.

Correlation of Price Changes. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund’s other investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until maturity of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts (see “Currency Forward Contracts” above), except that they are traded on exchanges (and have different margin requirements) and are standardized as to contract size and settlement date. Most currency futures contracts call for payment or delivery (or, in the case of cash-settled currency futures, settlement) in U.S. dollars.

The uses and risks of currency futures are similar to futures relating to securities or indices. A Fund may purchase and sell currency futures to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and sell currency futures in conjunction with each other or with currency options or forward contracts. Currency futures values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, is intended to protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Position Limits. The U.S. Commodity Futures Trading Commission (“CFTC”), certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, energy and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Advisor and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

Indexed Securities

Each of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators.

Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Options

Each of the Funds may purchase or write put and call options to hedge against anticipated interest rate or market changes, for duration management or risk management purposes, or to enhance potential income and gains.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed exercise or “strike” price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific equity securities or debt obligations, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. For OTC options, a Fund would only be able to close out the position with the Fund’s counterparty.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, the owner of the put option will experience a loss measured by the premium paid to buy the option, plus related transaction costs.

The features of call options are similar to those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer will experience a loss if the underlying instrument’s price does not rise sufficiently to offset the buyer’s cost of purchasing the option and transaction costs.

The purchase of options increases a Fund’s costs because it must pay premiums to purchase the options, and the exercise of put and call options by a Fund will increase portfolio turnover and associated transaction costs. Because premiums for the purchase of options are typically much smaller than the prices to purchase the underlying instruments, the use of options creates leverage, which might result in a Fund’s net asset value being more sensitive to changes in the instruments underlying the options.

An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration of the option period or during a fixed period prior thereto.

Writing Put and Call Options. When a Fund sells or “writes” a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund, as writer of such an option, would be obligated to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund would be required to make margin payments to cover the Fund’s potential obligation to pay the strike price if the other party chooses to exercise the option. A Fund may seek to terminate its position in a put option it writes before it is exercised by closing out the option in the secondary market (for exchange-traded options) or with the Fund’s counterparty (for OTC options) at its then current price. If, however, the secondary market is not sufficiently liquid, the Fund may not be able to close out its position and would, therefore, remain obligated to purchase the underlying instrument at the strike price if the option is exercised. If the price of the underlying instrument rises, the writer of a put ordinarily will profit by the amount of the premium received on writing the option. If the price of the instrument declines, the writer may experience a loss, although the amount of the loss is offset to some degree by the amount of the premium received.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option by the holder. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or decline. Through receipt of the option premium, a Fund as the writer of such an option would seek to mitigate the effects of a decline in the price of the underlying instrument. At the same time, a Fund which writes an option must be prepared to deliver the underlying instrument in return for the strike price, even if the current value of the instrument is higher than the strike price. In that event, a Fund will experience a loss to the extent that the value of the underlying instrument exceeds the total of the strike price and the premium that it received when it wrote the option.

Exchange-Traded Options. Options may be traded on exchanges, or may be traded “over-the-counter” (see discussion of “OTC Options” below). Exchange-traded options are issued by a regulated intermediary, which guarantees the performance of the obligations of the parties to such options. With certain exceptions, exchange-traded options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, exchange-traded options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an exchange-traded option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options generally are established through negotiation with the other party to the contract. While such arrangements allow greater flexibility to a Fund to tailor an option to its needs, “OTC” options generally involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchange where they are traded. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. There can be no assurance that a liquid market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments will be subject to each Fund’s limitation on investments in illiquid instruments. See “Illiquid Investments” below.

Liquidity of Options. Some options become illiquid under adverse market conditions, and there is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments. Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Credit Options. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option.

Options Relating to Foreign Currencies. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options are similar to options relating to other securities or indices. A Fund may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of each Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments exactly over time. See “Foreign Currency Transactions” above.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in the underlying futures contract. If a Fund exercises an option on a futures contract it will be obligated to satisfy initial margin (and potential subsequent variation margin) requirements for the resulting futures position just as it would for any other futures contract position.

Options on Indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Structured Notes

Each of the Funds may invest in structured notes.

Structured notes are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

OTC Swap Agreements, Caps, Floors, and Collars

Each of the Funds may enter into swap agreements and related caps, floors and collars. None of these Funds are limited to any particular form of swap agreement, provided that Thornburg determines that the agreement is consistent with the Fund’s investment objective and policies.

Swap agreements involve the exchange by a Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Credit Default Swaps. A credit default swap is a credit derivative in which two parties enter into an agreement to transfer the credit exposure of fixed income securities. The buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Changes in foreign exchange rates and changes in interest rates may negatively affect the value of a currency swap.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in exchange for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risks associated the investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund is committed to pay to the counterparty.

 Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. Any such gain received by a Fund would be taxable. If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered satisfactory by Thornburg. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but there can be no assurance that the Fund will succeed in enforcing any such contractual remedies.

Total Return Swaps. A total return swap is a credit derivative in which the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread.

Caps, Floors and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. For example, an interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. For example, an interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. For example, an interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index.

Other Investments, Investment Techniques and Other Risks

The following contains additional detail about certain other investments a Fund may make and certain other risks to which a Fund may be subject.

Consideration of Environmental, Social and Governance (“ESG”) Characteristics

When evaluating a potential investment opportunity, each Fund may consider the issuer’s ESG characteristics. Thornburg defines a significant ESG characteristic as one which may materially affect an issuer’s risk and return profile and, accordingly, the issuer’s long-term investment performance. In this way, Thornburg’s consideration of ESG characteristics is no different than its consideration of more traditional financial metrics or other factors which may affect the risks and returns of a Fund’s investments. The specific ESG characteristics which Thornburg determines to be significant will vary over time and among different financial sectors and industries, but will generally include environmental, social capital, human capital, business model and innovation, and leadership and governance characteristics. Examples of potentially significant environmental characteristics include: greenhouse gas emissions; air quality; energy management; water and wastewater management; waste and hazardous materials management; and ecological impacts. Examples of potentially significant social capital characteristics include: human rights and community relations; customer privacy; data security; access & affordability; product quality and safety; customer welfare; and selling practice and product labeling. Examples of potentially significant human capital characteristics include: labor practices; employee health & safety; and employee engagement, diversity and inclusion. Examples of potentially significant business model and innovation characteristics include: product design and lifecycle management; business model resilience; supply chain management; materials sourcing and efficiency; and the physical impacts of climate change. Examples of potentially significant leadership and governance characteristics include: business ethics; competitive behavior; management of the legal and regulatory environment; critical risk management; and systemic risk management.

While Thornburg makes its own judgments about the ESG characteristics of each Fund’s investments, Thornburg’s approach may be informed by third party data and other research tools, including consideration of the list of material ESG factors established by the Sustainability Accounting Standards Board.

There are no universally agreed upon objective standards for assessing ESG characteristics, and they can vary over different periods and evolve over time. Certain ESG characteristics are subjective and can be difficult to analyze, and the evaluation of ESG characteristics frequently involves assessing various risks relating to the financial stability and sustainability of an investment, and ESG characteristics may not always be reflected in third party data. ESG characteristics may also be difficult to apply consistently across regions, countries, industries, or sectors. Given the absence of generally accepted criteria, investors and others may disagree as what constitutes a significant ESG characteristic, or may otherwise assign a greater or lesser emphasis than Thornburg to a particular ESG characteristic. In addition, there may be situations where Thornburg determines that an issuer has been identified by Thornburg as having both positive and negative ESG characteristics. For example, an issuer may extract or use fossil fuels in a manner which may contribute to negative environmental outcomes, but that same issuer is making investments to prepare for a transition to cleaner sources of energy. In those instances, Thornburg may consider as part of its investment analysis how both the positive and negative ESG characteristics are likely to affect the issuer’s long-term investment performance.

Cash Management

Each Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00. The Capital Management Fund seeks current income consistent with liquidity management and safety of capital. To pursue that investment objective, the Capital Management Fund invests principally in short-term obligations which are determined by Thornburg to be of high quality including, but not limited to, obligations issued by U.S. and foreign companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states, and municipalities, and international organizations such as the World Bank and the International Monetary Fund, and repurchase agreements based on those obligations. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund. Those indirect expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Certificates of Deposit

Each Fund may under certain circumstances purchase bank certificates of deposit. Each of the Funds may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks.

Investments in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See “Foreign Investments” above).

Cyber Security Risks

As the use of technology has become more prevalent, the Funds and their service providers have become potentially more susceptible to intentional and unintentional cyber events including, but not limited to: computer processing errors; malfunctions, disruptions, or failures in computer systems or other technologies; computer viruses; the theft or corruption of electronic data; unauthorized access to digital systems; and cyber attacks that shut down, disable or otherwise disrupt business operations. These events may adversely affect the Funds or their shareholders, causing disruptions in business operations and potentially resulting in financial losses. For example, a cyber attack against the computer systems of the Funds or their service providers may interfere with the ability to process Fund shareholder transactions or to calculate a Fund’s net asset value, impede trading activity by the Funds, result in the release or misappropriation of confidential information about the Funds or their shareholders, or subject the Funds to regulatory fines or penalties and to other, additional costs (including increased costs to remediate the effects of the attack or to develop additional systems to prevent other similar attacks). While the Funds and Thornburg have established procedures and systems to seek to prevent and mitigate the risks associated with cyber events, and while Thornburg seeks to determine that other third party service providers for the Funds have established such procedures and systems, there are inherent limitations in the ability of such procedures and systems to identify all potential cyber events or to completely prevent or mitigate the occurrence or effects of those events. Additionally, cyber events affecting the electronic systems of the Funds’ trading counterparties, issuers in which the Funds invest, or securities markets and exchanges may also result in financial losses for the Funds or their shareholders. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Dollar Roll Transactions

Each of the Funds may enter into “dollar roll” transactions.

Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

Dollar rolls are currently treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are, therefore, deemed by the Trust to be subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the borrowing Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, the selling Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Illiquid Investments

Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Funds. In determining the liquidity of the Funds’ investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund’s rights and obligations relating to the investment).

Investments currently considered by Thornburg to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and municipal lease obligations subject to non-appropriation risk where the underlying lease is not rated (at the time the obligation is purchased by the Fund) within the four highest grades of Moody’s or S&P and is not subject to a remarketing agreement (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations) except that Thornburg also may determine an unrated lease obligation to be readily marketable because it is backed by an irrevocable bank letter of credit or an insurance policy. Based on its ongoing review of the trading markets and other factors affecting the Funds’ investments, Thornburg may determine from time to time that other investments are illiquid, including certain types of restricted securities, mortgage-backed securities and asset-backed securities, developing country securities, or derivative instruments. With respect to any over-the-counter options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees.

Each Fund is limited from investing more than a certain percentage of its net assets in illiquid investments. Please see “Investment Restrictions” below for a discussion of the specific limitations applicable to each Fund’s investment in illiquid investments. If through a change in values, net assets, or other circumstances, a Fund were in a position where the percentage of its portfolio comprised of illiquid investments exceeded that Fund’s percentage investment restriction on investment in illiquid investments, the Fund would seek to take appropriate steps to protect liquidity.

Repurchase Agreements

Each Fund may enter into repurchase agreements.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement may be viewed as a loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared. Compliance with the new rules is expected to be required in the middle of 2027. While it is currently difficult to predict the full impact of these new rules, the new clearing requirements may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See “Illiquid Investments” above.

Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements.

In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Funds’ assets and may be viewed as a form of leverage.

The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared. Compliance with the new rules is expected to be required in the middle of 2027. While it is currently difficult to predict the full impact of these new rules, the new clearing requirements may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Securities Lending

Each of the Funds may lend securities to parties such as broker-dealers or institutional investors; provided that no Fund may at any time have securities out on loan representing more than one-third of the Fund’s total assets (including the value of all assets received as collateral for such outstanding loans). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg’s judgment, the consideration to be earned from such loans would justify the risk.

Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Temporary Defensive Positions

For temporary defensive purposes, including when Thornburg determines it is necessary to meet the liquidity needs of the Fund, each Fund may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. Because such short-term securities tend to generate lower investment returns compared to longer-term investments, investments in these short-term and other securities for temporary periods could reduce a Fund’s ability to attain its investment goals.

When-Issued Securities

Each Fund may purchase securities offered on a “when-issued” or “delayed delivery” basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days, though the settlement cycles for some when-issued transactions are longer. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. Additionally, purchasing securities on a when-issued or delayed delivery basis involves the risks that the security will never be issued or that the other party to the transaction will not meet its obligation, in which events the Fund may lose any gain in that security’s price. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. Pursuant to current SEC guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Fund intends to settle the transaction physically and the transaction settles within 35 days. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

Market Indices Information

The benchmark indices described in the Prospectus are products of third party index providers. Data respecting those benchmark indices are the property of those third party providers and have been licensed for use by the Funds. The Funds accept no liability for any errors or omissions relating to the benchmark index data, and the third party providers accept no liability for the use of those data by the Funds. The following additional disclaimers relate to certain of the benchmark indices.

COMMODITY EXCHANGE ACT REGISTRATION EXEMPTION

In connection with its management of the Trust, Thornburg has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the CEA and, therefore, Thornburg is not currently subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds. Rule 4.5 imposes limitations on the use of certain derivative instruments, including futures contracts, options on futures contracts, and certain swaps, by entities seeking to rely on Rule 4.5. Thornburg currently intends to manage the Funds’ assets in a manner which is consistent with the limitations imposed by Rule 4.5. To the extent Thornburg became no longer eligible to claim an exclusion from the definition of the term “commodity pool operator,” then Thornburg may become subject to registration and regulation under the CEA with respect to the Funds. Such registration and regulation may have an adverse effect on Thornburg’s ability to manage the Funds, may impair the ability of the Funds to achieve their investment objective(s), and may result in higher operating expenses for the Funds and reduced investment returns to Fund investors.

INVESTMENT LIMITATIONS

The following investment policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted below or in the Prospectus, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. For those investment policies and limitations which can only be changed by a majority of a Fund’s outstanding voting shares, the term “majority” means the lesser of (i) 67% of the shares of the Fund present in person or by proxy at a meeting of the holders of more than 50% of the Fund’s outstanding shares, or (ii) more than 50% of the outstanding shares of the Fund.

Thornburg Investment Trust has adopted the following fundamental investment limitations applicable to each Fund, which may not be changed by a Fund unless approved by a majority of the outstanding shares of that Fund. Each Fund may not:

(1)           with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2)           issue senior securities, except as permitted under the 1940 Act;

(3)           borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3 % fundamental investment limitation;

(4)           underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

(5)           purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6)           purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)           purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8)           lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this fundamental investment limitation does not apply to purchases of debt securities or to repurchase agreements.

For the purposes of applying the fundamental investment limitation set forth in paragraph (3) above, any amounts borrowed by a Fund must be from a bank (as defined in Section 2(a)(5) of the 1940 Act). Furthermore, notwithstanding the reference to “emergency purposes” in that paragraph, a Fund may only borrow money in excess of the 33 1/3% borrowing limit for temporary purposes, and such temporary borrowings may not exceed 5% of the value of the total assets of the issuer at the time the loan is made. Each Fund that has engaged in borrowings will determine its compliance with the applicable borrowing limits on an ongoing basis while such borrowings are outstanding.

Each Fund’s fundamental investment limitation on investing more than 25% of the Fund’s total assets in the same industry, as described in paragraph (5) above, also applies to investments in the same group of industries. In determining whether an issuer should be classified in a particular industry or industry group for purposes of that fundamental investment limitation, Thornburg may rely on its own analysis of the issuer or on available third party industry classifications. When using third-party industry classifications for this purpose, Thornburg currently looks to classifications provided by Bloomberg. The fundamental investment limitation on investing in industries and industry groups does not apply to an investment by the Fund in a particular economic sector, such as the utilities, hospital and healthcare facilities, or industrial development sectors. Additionally, securities of the U.S. Government and its agencies and instrumentalities are not considered to represent industries for this purpose.

For the purposes of applying the fundamental investment limitation set forth in paragraph (6) above, a Fund is permitted to hold real estate if doing so is the result of the Fund’s efforts to restructure a bond or other loan obligation that was secured by real estate.

The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

(i)            The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii)           The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that any initial and variation margin payments that the Fund may be required to make in connection with its permitted investment strategies do not constitute the purchase of securities “on margin” for purposes of this limitation.

(iii)          The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv)          The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund’s limitations on investments in illiquid investments.

(v)           The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act), provided that any such investments comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(vi)          The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. The foregoing does not apply to the Fund’s investments in Thornburg Capital Management Fund or in any other investment company within the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act); provided that any such investments will comply with Section 12(d)(1)(G) of the 1940 Act and rules thereunder.

(vii)         The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund’s net assets. Included in that amount, but not to exceed 2% of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(viii)        The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

 (ix)          The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer’s securities.

(x)           The Fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

ADDITIONAL MATTERS RESPECTING TAXES

The following discussion summarizes certain federal tax considerations generally affecting the Funds and their ETF Class shareholders. This discussion does not provide a detailed explanation of all tax consequences, and ETF Class shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in a Fund’s ETF Class shares. In particular, this discussion addresses aspects of investment by persons who are not individuals only in a very limited manner.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, the laws of certain specified states and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to changes. Any of these changes may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult with their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Elections by the Funds – Subchapter M

Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. A Fund that qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income, if any, earned each year (the “Distribution Requirement”), will not be liable for U.S. federal income taxes on the portion of its investment company taxable income and its net realized long-term capital gains that are distributed to its shareholders. Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains.

Under the Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If a Fund were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. A Fund could be required to recognize unrealized gains, pay substantial taxes and interests, and make substantial distributions before requalifying as a RIC.

Under the Code, to qualify as a regulated investment company, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and (b) diversify its holdings so that at the end of each quarter of each taxable year, (i) at least 50% of the Fund's total assets consists of cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with investments in such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships (the “Diversification Requirement”).

Distributions by Investment Companies - In General

 In general, distributions by a Fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become ex-dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.

For corporate investors in a Fund, dividend distributions the Fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation.

Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a Fund. However, if you receive a capital gains dividend with respect to Fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual's income exceeds certain threshold amounts.

Shareholders of the ETF Class of a Multi-Class ETF Fund could receive a greater amount of taxable capital gain dividends as a result of portfolio trading activity as compared to shareholders of a standalone ETF. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder's adjusted basis, the distribution will be treated as gain from the sale of shares.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Persons purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Distributions by a Fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in its shares of the Fund.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are not held by the Fund or the shareholders, as the case may be, for periods specified in the Code. If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Short Sales

If a Fund engages in short selling of securities, the gain or loss on the short sale is generally recognized when the Fund closes the short sale by delivering the borrowed securities to the lender, rather than when the borrowed securities are sold. Short sales may increase the net short-term capital gains realized by a Fund, which would be taxable as ordinary income when distributed to the Fund’s shareholders.

Derivatives and Other Fund Investments

A Fund’s investments in certain derivatives, foreign currency transactions, options, futures contracts, hedging transactions, forward contracts, investments in passive foreign investment companies, and certain other transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, convert capital gain into taxable ordinary income or convert short-term capital losses into long-term capital losses. Engaging in swap transactions also may result in distributions of taxable income or gain to shareholders, and also may cause a Fund to currently recognize income with respect to payments to be received in the future. Certain Fund transactions, including investments in derivative instruments, transactions in foreign currencies or foreign currency-denominated instruments, and hedging activities may produce differences between the Fund’s book and taxable income, and distributions by the Fund may consequently be treated in some instances as returns of capital.

Certain Investments in REITS.

The Funds may invest in equity securities of REITs qualifying as such under Subchapter M of the Code. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT's cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the dividends received deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. In addition, ordinary income distributions from a REIT generally do not constitute qualified dividend income. Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain. Each Fund intends to include the gross dividends received from such REITs, if any, in its distributions to shareholders, and accordingly, a portion of that Fund's distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Qualified REIT Dividends.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

PFIC Investments.

The Funds may make certain investments in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If a Fund acquires shares in a PFIC, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from any such excess distributions or gains. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, a Fund may can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in the Fund's income. Under either election, the Fund may be required to recognize in a year income in excess of its distributions from PFICs and the Fund's proceeds from dispositions of PFIC stock during that year, and the Fund must distribute such income to satisfy the distribution requirements.

Sale, Redemption or Other Disposition of Shares

Upon the sale or exchange of his shares, a shareholder realizes a taxable gain or loss depending upon his basis in the shares. The gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares. The cost basis of ETF Class shares acquired by purchase will generally be based on the amount paid for ETF Class shares and may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of ETF Class shares generally determines the amount of the capital gain or loss realized on the sale or exchange of ETF Class shares. Contact the broker through whom you purchased your ETF Class shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus (or minus) the amount of cash paid (or received) for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of any securities received plus (or minus) the amount of any cash received (or paid) for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the exchange of securities for Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the ETF Class shares comprising the Creation Units have been held for more than one year. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains). Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those described herein.

Backup Withholding

Each Fund or other applicable withholding agent will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any ETF Class shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders

Dividends of a Fund's investment company taxable income to non-U.S. shareholders will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-U.S. shareholders should consult their own tax advisors. If a Fund's distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund generally will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

In addition, with respect to certain distributions made by a Fund to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to the shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, a Fund may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of its distributions, may be ineligible for this potential exemption from withholding. Moreover, in the case of shares of a Fund held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund designates a payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of a Fund's dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund. Actual or deemed distributions of a Fund's net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Fund's shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If a Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder's allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the ETF Class shares may not be appropriate for such a non-U.S. shareholder.

Each Fund is required to withhold U.S. tax (currently at a 30% rate) on payments of taxable dividends and potentially certain other distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements under the Foreign Account Tax Compliance Act (known as FATCA), which is designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholdings are required. For non-U.S. shareholders to qualify for an exemption from backup withholding, described above, the non-U.S. shareholder must comply with special certification and filing requirements. Non-U.S. shareholders in a Fund should consult their tax advisors in this regard. Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the ETF Class shares.

State and Local Taxes

The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS, & ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, each Fund in accordance with the Fund’s respective investment objectives and policies, subject to the general supervision and control of the Trustees of the Trust.

Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the Prospectus.

The fee paid by each Fund is allocated among the different classes of shares offered by the Fund, including the ETF Class shares, based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

The Trust’s Trustees (including a majority of the Trustees who are not “interested persons” within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to each Fund, and annually consider the renewal of the agreement applicable to each Fund. In connection with their general supervision of Thornburg, and as an important element of their annual consideration of a renewal of the Investment Advisory Agreement applicable to each Fund, the Trustees receive and consider reports from Thornburg throughout the year. These reports address a wide variety of topics, including particularly Thornburg’s services to each Fund and its selection of investments of pursuit of each Fund’s investment objectives.

The Trustees have considered the responsibilities of fund trustees generally and the Trustees’ understandings of shareholders’ expectations about the management of the funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of fund trustees is to assess the nature and quality of an investment advisor’s services, and to confirm that the advisor actively and competently pursues the fund’s objectives. The Trustees have further concluded that while fund trustees should determine that a fund’s fees and costs are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors, putting an investment advisory agreement “out to bid” as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that fund trustees should not do so unless an advisor materially failed to pursue a fund’s objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Funds’ performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

The Trust’s Trustees most recently determined to renew the Investment Advisory Agreement applicable to each Fund on September 9, 2025.

In anticipation of their recent consideration of the Investment Advisory Agreement’s renewal, the independent Trustees met in March 2025 and May 2025 to consider aspects of their annual evaluation of Thornburg’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of Thornburg’s performance, and to discuss preliminarily the information Thornburg would present to the Trustees for their review. The independent Trustees met in another independent session in July 2025 to further define certain portions of the information to be submitted by Thornburg. The independent Trustees met again in independent session in September 2025 to discuss various matters relating to the consideration of the Investment Advisory Agreement’s renewal, including discussions with representatives of a fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information. In that session the independent Trustees discussed their evaluations of Thornburg’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of Thornburg to receive explanations of certain aspects of the information they had requested. Representatives of Thornburg subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at another session of independent Trustees in September 2025. Following that session, the Trustees met for the purpose of considering renewal of the Investment Advisory Agreement, and the Trustees, including all of the independent Trustees, voted unanimously to renew the Investment Advisory Agreement for an additional term of one year.

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees is contained in the Fund’s Form N-CSR filing for the fiscal year ended September 30, 2025.

The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

For the three most recent fiscal years with respect to each Fund, Thornburg was entitled to receive the following amounts from each Fund pursuant to the Investment Advisory Agreement applicable to the Fund.

	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2025
American Opportunities Fund	$4,643,246	$4,557,438	$10,814,624
Focus Growth Fund	$2,484,219	$2,306,894	$25,194,396

For some or all of the three most recent fiscal years, Thornburg has waived its rights to certain fees which it was otherwise entitled to receive from the Focus Growth Fund pursuant to the Investment Advisory Agreement applicable to that Fund. The specific amounts waived by Thornburg are as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2025
Focus Growth Fund	$0	$0	$18,218

Thornburg may (but is not obligated to) waive its rights to any portion of its fees in the future and may use any portion of its fees for purposes of shareholder and administrative services and distribution of Fund shares.

Garrett Thornburg, Chairman and Trustee of the Trust, is a director and controlling shareholder of Thornburg, and Brian McMahon, Vice Chairman and Trustee of the Trust, is also a director of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption “Management.”

Proxy Voting Policies

Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Funds. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the “Policy”) adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust’s operations risk oversight committee for direction on the vote or consent to vote on Thornburg’s recommendation.

The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg has engaged Institutional Shareholder Services (“ISS”) to provide these services to Thornburg in connection with voting proxies for each Fund. Thornburg may or may not accept recommendations from ISS. Thornburg also may decline to vote in various situations, including cases where an issue is not relevant to the Policy’s voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Administrative Services Agreement

Administrative services are provided to the ETF Class shares of the Funds under the Fourth Restated Administrative Services Agreement between the Trust and Thornburg dated September 19, 2023 (the “Administrative Services Agreement”), as amended, which requires Thornburg to perform certain administrative services and engage in activities beyond those specifically required by the Investment Advisory Agreement, and to provide related services. The activities and services provided by Thornburg under the Administrative Services Agreement include the administration, monitoring, supervision, performance or direction of certain administrative functions necessary or desirable for the operation of the Funds, generally including: monitoring, supervision and direction of fund accounting and administration, tax accounting and reporting, custodial and transfer agent services, account administration, information technology services, legal services, and other services provided by third parties to the Funds; coordination and management of financial audits; monitoring of financial intermediaries in connection with their provision of non-distribution services to the Funds; supervision and direction of and assistance in the preparation of registration statements and other governmental filings, income and other tax returns, and reports and other communications to shareholders; coordination and supervision of certain portfolio valuation functions; monitoring, supervision and conduct of legal compliance functions; providing personnel necessary to furnish the services required by the Administrative Services Agreement together with the office space and other support necessary for those services; and such other services and activities as the parties may agree from time to time.

The Trust pays Thornburg a fee for the services that Thornburg provides pursuant to the Administrative Services Agreement. That fee is computed as an annual percentage of the aggregate average daily net assets of all share classes of all Funds, including the ETF Class shares described in this SAI, paid monthly, as follows:

Net Assets	Percentage Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Administrative Services Agreement were as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2025
American Opportunities Fund	$470,875	$454,808	$434,723
Focus Growth Fund	$251,021	$229,590	$201,606

The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days’ written notice, and will terminate automatically upon assignment. Termination will not affect the service provider’s right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

SERVICE AND DISTRIBUTION PLANS

Each Fund has adopted a plan of distribution with respect to ETF Class shares pursuant to Rule 12b-1 under the 1940 Act (“Service Plan”). The Service Plan authorizes each Fund to pay to pay to the Distributor (defined below), or to such persons as the Distributor may direct, out of the assets of the Fund’s ETF Class, an amount not to exceed the annual percentage rate of 0.25% of the average daily net assets attributable to ETF Class shares, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%. Each Fund has also adopted a plan of distribution with respect to ETF Class shares pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). The Distribution Plan authorizes each Fund to pay to the Distributor, or to such persons as the Distributor may direct, out of the assets of the ETF Class, an amount not to exceed the annual percentage rate of 0.25% of the average daily net assets attributable to ETF Class shares, together with any applicable gross receipts tax, sales tax, value added tax, compensating tax or similar exaction imposed by any federal, state or local government, though the aggregate of those taxes shall not exceed 10%.

No distribution or service fees are currently paid by any Fund with respect to ETF Class shares, however, and there are no current plans to impose these fees. Future payments may be made under the Distribution Plan and/or the Service Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in a Fund’s ETF Class shares.

FINANCIAL INTERMEDIARY COMPENSATION

Thornburg or its affiliates may make payments out of their revenues in connection with the sale and distribution of ETF Class shares of a Fund or for services to each Fund and its ETF Class shareholders. These payments are discussed in further detail in the Prospectus under the title “Additional Payments to Financial Professionals and Intermediaries”. As the ETF Class shares of the Funds have not commenced operations at this time, there are no firms to be identified at this time.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by Thornburg pursuant to its authority under each Fund’s investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

Thornburg, in effecting purchases and sales of fixed income securities for the account of each Fund, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities may be purchased, among other ways, directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

In addition, Thornburg may execute a Fund’s portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds and/or its other clients.

The receipt of such research may not reduce Thornburg’s normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Thornburg may cause a Fund to pay a broker or dealer, including those acting in the capacity of a futures commission merchant, that provides “brokerage and research services” (as defined in the Exchange Act) to the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if Thornburg determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Thornburg’s overall responsibilities to the Fund and to other client accounts over which Thornburg exercises investment discretion.

Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund’s expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate investment opportunities equitably among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered, include, among others, the respective investment objectives of the Fund and the other clients, the amount of uninvested cash held by the Fund and other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. This allocation methodology could have a detrimental effect on the price or amount of the securities available to a Fund from time to time.

During some or all of the three most recent fiscal years or periods, brokerage commissions were paid by American Opportunities Fund and Focus Growth Fund. The aggregate commissions paid by each Fund during each of the last three fiscal years or periods are as follows:

	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2025
American Opportunities Fund	$391,273	$308,107	$187,398
Focus Growth Fund	$210,228	$153,096	$127,345

Increases in brokerage commissions paid by a Fund from year to year are primarily attributable to increases in the number of equity trades placed by the Fund, while decreases in brokerage commissions paid by a Fund from year to year are primarily attributable to decreases in the number of equity trades placed by the Fund. The variance in equity trading activity from year-to-year may reflect a number of factors, including Thornburg’s identification of investment opportunities for a Fund, Thornburg’s decision to rebalance a Fund’s portfolio in response to actual or anticipated changes in market conditions, equity purchases made in response to shareholder inflows to a Fund, and equity sales made to meet shareholder redemption requests.

Neither of the Funds owned during the fiscal year equity or debt securities issued by certain of their regular broker dealers.

Portfolio Trading by Authorized Participants

When creation or redemption transactions with respect to ETF Class shares consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer. In order for a Fund to, among other reasons, potentially approximate a portfolio result that is, in the aggregate, similar to the portfolio result an entirely in-kind creation or redemption transaction would be expected to have, as applicable, such Authorized Participant or its affiliated broker-dealer may be required to guarantee that a Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Whether the execution of the order is at a price at least as favorable to a Fund as the Fund’s valuation of the portfolio securities will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors. There can be no guarantee that an executing firm will be able to execute an order at such a price.

To manage the risks associated with an Execution Performance Guarantee, a Fund may require an Authorized Participant or its affiliate as broker-dealer to deposit an amount of collateral with the applicable Fund (the “Execution Performance Deposit”) in connection with orders arising from creation transactions. If the broker-dealer executing the order achieves executions in market transactions at a price at least as favorable as a Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate generally may retain the benefit of the favorable executions and the Execution Performance Deposit will be returned to the Authorized Participant or its affiliate. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least as favorable as a Fund’s valuation of the securities, the Fund may retain the portion of the Execution Performance Deposit up to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and, if necessary, may request the Authorized Participant or its affiliate to deposit any additional amount required to cover the full amount of the actual Execution Performance Guarantee.

A Fund may also require an Authorized Participant or its affiliate as broker-dealer to pay any shortfall amount (the “Execution Performance Offset”) in connection with orders arising from redemption transactions. If the broker-dealer executing the order achieves executions in market transactions at a price at least as favorable as a Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate generally may retain the benefit of the favorable executions and the Authorized Participant will not be called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset up to the amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

The circumstances under which the Execution Performance Guarantee will be used and the expected amount, if any, of any Execution Performance Deposit or Execution Performance Offset for the Fund may change from time to time based on the actual experience of the Fund. There can be no guarantee that a Fund will achieve results consistent with an Execution Performance Guarantee or that sufficient collateral will be available to the Fund to achieve an equivalent result.

If an Authorized Participant has entered into an Execution Performance Guarantee, but the Authorized Participant is unable, as determined by Thornburg in its sole discretion, to execute the market transactions that are the subject of the Execution Performance Guarantee due to an extended market holiday that goes over seven calendar days or in certain other situations where all or a portion of the transactions are unable to be executed within seven calendar days, then a Fund may pay the full amount of the redemption order (or the remaining amount of the redemption order based on the unexecuted portion of the transaction) within the original seven calendar day period by using cash on hand or, if applicable, interfund lending or an overdraft facility. The Authorized Participant (or an affiliated broker-dealer), acting on an agency basis, will subsequently enter into one or more separate market transactions when the markets reopen or the trades are otherwise able to be executed through which a Fund sells the portfolio securities (or the remaining unsold portfolio securities) subject to a guaranteed sales price. If the Authorized Participant (or an affiliated broker-dealer) achieves executions in market transactions at a price more favorable than a Fund’s valuation of the portfolio securities as of the NAV calculation applicable on the date of the redemption, then the Authorized Participant generally may retain the excess transaction proceeds. If the Authorized Participant is unable to achieve executions in market transactions at a price at least as favorable as a Fund’s valuation of the portfolio securities as of the NAV calculation applicable on the date of the redemption, then the Fund may require the Authorized Participant to make the applicable shortfall payment to the Fund.

In addition, if transacting as broker with a Fund in a non-U.S. jurisdiction, an Authorized Participant may be required to cover foreign exchange costs through an Execution Performance Guarantee. If the foreign exchange transaction associated with the applicable security trades can only occur upon the settlement of a security trade and such trades are unable, as determined by Thornburg in its sole discretion, to be settled by the seventh calendar day after receipt of the Authorized Participant’s redemption order with respect to ETF Class shares, then a Fund may pay within the original seven calendar day period the amount due in respect of the redemption order based on the foreign exchange rate as of the date of the redemption order by using cash on hand or, if applicable, interfund lending or an overdraft facility (in addition to any sales proceeds from the executed portion of the original brokerage order) and subsequently enter into one or more separate foreign exchange transactions with the Authorized Participant (or a broker-dealer affiliate of the Authorized Participant), acting on an agency basis, subject to a guaranteed sales price. If the Authorized Participant achieves execution of the foreign exchange transactions at a price more favorable than the foreign exchange rate as of the NAV calculation applicable on the date of the redemption, then the Authorized Participant generally may retain the excess transaction proceeds. If the Authorized Participant is unable to achieve execution of the foreign exchange transactions at a price at least as favorable as the foreign exchange rate as of the NAV calculation applicable on the date of the redemption, then the Fund may require the Authorized Participant to make the applicable shortfall payment to a Fund.

Portfolio Turnover Rates

The Funds’ respective portfolio turnover rates for the two most recent fiscal years or periods are as follows:

	Year Ended Sept. 30, 2024	Year Ended Sept. 30, 2025
American Opportunities Fund	32.79%	23.05%
Focus Growth Fund	32.58%	34.06%

Variations in a Fund’s portfolio turnover rate from year-to-year are generally due to repositioning of the Fund’s portfolio in response to changing market conditions.

DISCLOSURE OF PORTFOLIO HOLDINGS

On each Business Day, prior to the opening of regular trading on the Exchange, each Fund publicly discloses its entire portfolio holdings via its website (https://www.thornburg.com) and the National Securities Clearing Corporation (“NSCC”) and, typically, the composition of an in-kind creation basket and the in-kind redemption basket via the NSCC that it will accept in respect of a creation or redemption of a Creation Unit with respect to ETF Class shares. The holdings of each Fund will also be disclosed in quarterly filings with the SEC on Form N-PORT as of the end of the first and third quarters of the Funds’ fiscal year and on Form N-CSR as of the second and fourth quarters of the Funds’ fiscal year.

Subject to certain limitations on disclosure of material non-public information, portfolio holdings of a Fund may generally be made available more frequently and prior to their public availability (i) to Authorized Participants, market makers and liquidity providers (e.g., in the course of negotiating a custom basket), (ii) to service providers of the Funds or Thornburg, including outside legal counsel, an accounting or auditing firm, an administrator, custodian, principal underwriter, pricing service, proxy voting service, financial printer, third party that delivers analytical, statistical or consulting services, ratings or rankings agency or other third party that may require such information to provide services for the benefit of the Fund; (iii) to current or prospective Fund shareholders (including shareholders of record of indirect investments in a Fund through another Fund) and their consultants or agents; (iv) as required by law; and (v) for any other legitimate business purpose.

The Trustees have adopted policies and procedures respecting and limiting the circumstances under which nonpublic holdings information respecting the Funds’ current portfolio holdings information may be disclosed to persons not associated with the Funds or Thornburg. Neither the Funds nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Funds’ portfolio holdings.

In any case where nonpublic portfolio holdings information is disclosed to a third party, Thornburg will typically seek to confirm that the person to whom the disclosure is made is subject to a contractual provision, professional rule or obligation, or undertaking respecting the maintenance of the confidentiality of the nonpublic information.

MANAGEMENT

Each Fund is a separate “series” or investment portfolios of the Trust. The names of Trustees and officers of the Funds and their principal occupations and affiliations during the past five years are set forth in the table below. Additional information about the particular experiences, qualifications, attributes and skills of each Trustee appears after the table.

Interested Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
Garrett Thornburg, 80	Chair of Trustees(4)	Trustee Since 1984	Chair and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chair and controlling shareholder of Thornburg Securities LLC (securities dealer); Chair of the Thornburg Foundation (nonprofit).	30	None

Brian J. McMahon, 70	Vice Chair of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Trustee since 2001	Vice Chair, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities LLC.	30	None

 Independent Trustees

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
Lisa Black, 66	Trustee, Member of Audit Committee and Operations Risk Oversight Committee	Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	30	None

Sally Corning, 65	Trustee, Member of Audit Committee and Governance & Nominating Committee	Trustee since 2012	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	30	None

David L. Gardner, 63	Trustee, Chair of Governance & Nominating Committee, and Member of Operations Risk Oversight Committee	Trustee since 2015	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	30	None

Patrick J. Talamantes, 61	Trustee, Chair of Audit Committee	Trustee since 2019	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	30	None

Owen D. Van Essen, 72	Lead Independent Trustee, Member of Operations Risk Oversight Committee and Governance & Nominating Committee	Trustee since 2004	Until 2024, President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	30	None

James W. Weyhrauch, 66	Trustee, Chair of Operations Risk Oversight Committee, and Member of Audit Committee	Trustee since 1996	Real estate broker, Corcoran Plaza Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	30	None

Officers of the Fund (who are not Trustees)(6)

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Nimish Bhatt, 62	President; Principal Executive Officer	President and Principal Executive Officer since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. since 2016; Treasurer (since 2016) and Secretary (2018-2023) of Thornburg Securities LLC; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable	Not applicable

Geoff Black, 64	Secretary	Secretary since 2024(6)	Director of Fund Operations of Thornburg Investment Management, Inc since 2024; Director, Transfer Agent Services at Russell Investments (2010-2024).	Not applicable	Not applicable

Matt Burdett, 56	Vice President	Vice President since 2024	Head of Equities since 2024, Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2015-2018, of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Amy Callow, 48	Assistant Secretary	Assistant Secretary since 2025	General Counsel, Chief Administrative Officer and Managing Director of Thornburg Investment Management, Inc. since 2022; Associate General Counsel and Global Corporate Secretary of Barings LLC (2017-2022), Senior Corporate Counsel, Ingersoll Rand (2015-2017), Associate at McGuireWoods LLP (2012-2014), Associate at Cleary Gottlieb Steen & Hamilton LLP (2007-2012)	Not applicable	Not applicable

Steve Fleischer, 59	Assistant Secretary	Assistant Secretary since 2025	Deputy General Counsel at Thornburg Investment Management, Inc. since 2024; Managing Director and Associate General Counsel of PWP Agility, an outsourced chief investment officer business (2015-2024); Vice President and Senior Counsel, Janus Capital Management (2013-2015); Senior Counsel, Marsico Capital Management (2007-2013)	Not applicable	Not applicable

Christian Hoffmann, 44	Vice President	Vice President 2018-2021 and since 2024	Head of Fixed Income since 2024, Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable	Not applicable

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen(2)	Other Directorships Held During Past Five Years
Curtis Holloway, 58	Treasurer; Chief Financial Officer	Chief Financial Officer since 2023, Secretary in 2024, and Treasurer since 2019(6)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable	Not applicable

Ponn Lithiluxa, 55	Assistant Treasurer	Assistant Treasurer since 2020; Vice President 2017-2020	Managing Director since 2023, Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. from 2014-2017; Vice President, Citi Fund Services, Inc. from 2007-2014.	Not applicable	Not applicable

Christopher Luckham, 49	Assistant Treasurer	Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable	Not applicable

Gladys Xiques, 52	Global Chief Compliance Officer	Global Chief Compliance Officer since 2025	Global Chief Compliance Officer of Thornburg Investment Management, Inc. (since 2025) and Chief Compliance Officer of Thornburg Investment Trust (since 2025) and Thornburg ETF Trust (since 2025); Global Chief Compliance Officer of TCW Group from 2021-2025;	Not applicable	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 26 separate investment “Funds” or “series.” Thornburg is the investment advisor to, and manages, the 26 Funds of the Trust. Each Trustee oversees the 26 Funds of the Trust. The term “Fund Complex” as used includes those 26 Funds and also includes Thornburg ETF Trust, a separate registered investment company comprised of four series of shares.

(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg and is the sole director and controlling shareholder of Thornburg Securities LLC, the distributor of mutual fund class shares of the Trust.

(5)	Mr. McMahon is considered an “interested” Trustee under the 1940 Act because he is a director and the chief investment strategist of Thornburg.

(6)	Pursuant to the Bylaws of the Trust, the President, the Treasurer, the Secretary, and such other officers, if any, as the Trustees may, in their discretion, from time to time elect, shall each be elected by the Trustees to serve until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer shall hold office at the pleasure of the Board.

Additional Information about the Experiences, Qualifications, Attributes and Skills of Each Trustee

The following disclosure is intended to provide additional information about the particular experiences, qualifications, attributes and skills of each Trustee of the Trust. The Trustees believe that each Trustee is qualified to serve on the board of Trustees in view of (i) the particular experiences, qualifications, attributes and skills of that Trustee, as summarized below and in the table above, and (ii) the actual service and commitment of each Trustee during his or her tenure with the Trust, including the demonstrated ability of each Trustee to exercise effective business judgment in the performance of his or her duties.

Interested Trustees

Garrett Thornburg, Chairman of Trustees since 1984. Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities LLC (formerly known as Thornburg Securities Corporation) in 1984, and Thornburg Investment Trust in 1984. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm’s public finance department. He also was chief financial officer of New York State’s Urban Development Corporation, and served as financial advisor to the State of New Mexico’s Board of Finance. He is a member of the Board of Governors of the Investment Company Institute and serves on the Board of Directors of the New Mexico School for the Arts – Art Institute. He is also the President of the Thornburg Foundation, and former recipient of the Philanthropist of the Year award from the Journal Santa Fe. He is a former board member of the National Dance Institute of New Mexico, the Santa Fe Institute and the Santa Fe Community Foundation. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, Trustee since 2001, member of Governance & Nominating Committee and Operations Risk Oversight Committee. Brian McMahon is the vice chairman of Thornburg Investment Trust and a managing director, and the chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016, as its chief executive officer from 2008 until 2016, as its chief; investment officer from 2016 until 2019, and, as chief investment strategist, he currently serves as a key voice for the investment team and Thornburg clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

Independent Trustees

Lisa Black, Trustee since 2023, member of Audit Committee and Operations Risk Oversight Committee. Lisa Black is a retired executive and Chartered Financial Analyst with over 30 years in the investment management industry. Ms. Black brings extensive investment strategy and risk management experience having overseen fixed income assets as well as launching and managing mutual funds at TIAA-CREF and Nuveen, a wholly owned subsidiary of TIAA, one of the world's largest asset managers. Ms. Black has served on the boards of private and nonprofit organizations, including TIAA Life Company and University Liggett School, and is a current member of the board and chair of the audit & risk committee of Smith College. Ms. Black holds a bachelor’s degree in Economics from Smith College and an MBA from the University of Michigan Ross School of Business.

Sally Corning, Trustee since 2012, member of Audit Committee and Governance & Nominating Committee. Sally Corning is a founding partner of Santa Fe, New Mexico based private equity firm, Sun Mountain Capital. Prior to forming Sun Mountain, Ms. Corning spent 15 years working in private equity and investment banking for Credit Suisse, Morgan Stanley and Dean Witter Reynolds. In addition to sitting on the corporate boards of certain of the private portfolio companies that Sun Mountain Capital has invested in, Ms. Corning has served on the boards of several nonprofit organizations, including the Santa Fe Preparatory School, the Santa Fe Community Foundation, the Santa Fe Mountain Center, and the Westside YMCA in New York City, and is a current member of the board and the finance committee of Excellent Schools New Mexico. Ms. Corning holds a bachelor’s degree in Finance from Georgetown University and an MBA from Columbia University’s Graduate School of Business.

David L. Gardner, Trustee since 2015, Chair of Governance & Nominating Committee and member of Operations Risk Oversight Committee. David Gardner is a retired executive from the global asset management industry, most notably as an original team member of iShares ETFs. Mr. Gardner has over 25 years of experience in the global asset management industry and has worked extensively in the US, Asia and Europe. Prior to joining iShares Mr. Gardner worked for US based asset management firms in distribution management capacities. Mr. Gardner holds a BA in Economics from Eastern Illinois University and a CIMA Certification from Wharton School and Investment Management Consultants Associations.

Patrick J. Talamantes, Trustee since 2019, Chair of Audit Committee. Patrick Talamantes is President of Talamantes Strategies, a management consulting firm. Mr. Talamantes is a former executive from the news and media industry, most recently having served as Chief Executive Officer, and prior to that Chief Financial Officer, of The McClatchy Company, a publicly traded local news organization in various local markets across the U.S. Mr. Talamantes has over 30 years of experience in corporate finance and banking, having served as Chief Financial Officer of Sinclair Broadcast Group, Inc., Treasurer of River City Broadcasting, LP, and Vice President of Chemical Banking Corporation. Mr. Talamantes has board experience through his service on the boards of various McClatchy investees. He has also served as a past chair of the Greater Sacramento Economic Council, a private-public partnership led by area CEOs to develop an advanced economy; and served on the board of Recruitology, an HR technology startup in the recruitment space. In addition, Mr. Talamantes serves on the board of the Breakthrough Collaborative, a non-profit that seeks to improve education equity in 24 cities across the U.S. Mr. Talamantes has also been a director of The Associated Press and the News Media Alliance. Mr. Talamantes received his A.B. in Economics from Stanford University and his MBA from The Wharton School of the University of Pennsylvania.

Owen D. Van Essen, Trustee since 2004, Lead Independent Trustee and member of Governance & Nominating Committee and Operations Risk Oversight Committee. Owen Van Essen was, until 2024, the president of Dirks, Van Essen & April LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, Trustee since 1996, Chair of Operations Risk Oversight Committee and member of Audit Committee. James Weyhrauch is a real estate broker in Santa Fe, New Mexico. Until 2019, he was is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe LLC, a Santa Fe, New Mexico manufacturer of tabletop and giftware products; and since 2015 has served as General Partner, Investments of Genext LLC, a family investment partnership. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

Structure and Responsibilities of the Board of Trustees

The board of Trustees is currently comprised of eight Trustees, two of whom are “interested persons” of the Funds (as the term “interested” is defined in the 1940 Act) and six of whom are not interested persons of the Funds. Garrett Thornburg currently serves as the chairman of the board of Trustees, and Owen Van Essen currently serves as the lead independent Trustee. The lead independent Trustee is a spokesman for and leader of the independent Trustees, and in that role the lead independent Trustee performs a variety of functions, including: presiding at all sessions of the independent Trustees and, in consultation with legal counsel, preparing the agenda for each session of independent Trustees and coordinating and directing the preparation and delivery of materials and presentations appropriate for each session; in consultation with the Trust’s chairman, president, fund accounting and legal counsel, preparing the draft agenda for each general meeting of Trustees; acting as a liaison between the independent Trustees and senior management of the advisor respecting communications on certain topics; coordinating with and directing legal counsel in the acquisition, preparation and development of information for review and consideration of continuation of contracts with the advisor and affiliates; and performing such other functions as the independent Trustees may request from time to time. The Trustees have also established three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Operations Risk Oversight Committee, each of which is discussed in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees may form other committees when deemed appropriate.

The Trustees review the leadership structure of the board of Trustees and the performance of the Trustees on an annual basis. The Trustees currently believe that the leadership structure of the board of Trustees is appropriate, in light of the characteristics of the Trust and each Fund, to enable the Trustees to oversee the Trust and its service providers. The Trustees have considered the number of Funds in the Trust, and the similarities and differences among the investment objectives and strategies of those Funds, and have determined that the board of Trustees contains a sufficient number of Trustees, and a sufficient percentage of independent Trustees, to discharge the Trustees’ oversight function. The Trustees believe that Mr. Thornburg’s long tenure as a Trustee of the Trust, his ongoing association with the Trust’s advisor and the fact that that association allows Mr. Thornburg to interact routinely with members of the advisor’s staff, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Thornburg to serve as an effective chairman of the board of Trustees. The Trustees believe that Mr. Van Essen’s long tenure as a Trustee of the Trust, his business and other professional experience, and his familiarity with the Trust’s business and affairs and with events impacting the investment management industry more broadly, enable Mr. Van Essen to serve as an effective lead independent Trustee The Trustees also believe that the scope of each committee’s activities and the composition of each committee is currently appropriate, and that the committee structure allows the Trustees to allocate responsibility for various topics among the board and its committees in a manner which facilitates the oversight of the Trust and its service providers.

The Trustees are responsible for the general supervision of the Funds, including the supervision of Thornburg, which provides day-to-day management of the Funds under the terms of the Investment Advisory Agreement and Administrative Services Agreement. As part of their annual review of the leadership structure of the board of Trustees, described above, the Trustees consider whether the structure of the board and its committees continues to permit the Trustees to effectively exercise their oversight function. In that regard, the Trustees typically consider, among other factors: the number of Trustees and each Trustee’s qualifications, experience and skills; the frequency with which the Trustees and their committees confer with representatives of Thornburg and the Trust’s other service providers; the number of Funds and the ability of the Trustees to devote sufficient time and attention to matters specific to each Fund; the role of the Funds’ chief compliance officer and the opportunity for the Trustees to interact with the chief compliance officer; and the composition of each committee of the Trustees and the scope of the responsibilities delegated to those committees.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks. On a day-to-day basis, risk management is the responsibility of Thornburg and the Funds’ other service providers. Risk oversight also comprises part of the Trustees’ general oversight function. The Trustees and their committees seek to monitor risks to the Funds by meeting no less frequently than quarterly (and in practice, more often) with senior officers of the Trust, members of the Funds’ portfolio management teams, the Funds’ chief compliance officer and the Funds’ legal counsel, and by receiving periodic reports from the Funds’ independent registered public accounting firm and other service providers to the Funds. The Trust’s Operations Risk Oversight Committee assists the Trustees in reviewing and evaluating the identification, analysis and management of operations risk by Thornburg and other significant service providers to the Trust. The duties of the Operations Risk Oversight Committee are described in more detail below under the section entitled “Structure and Responsibilities of the Committees of the Trustees.” The Trustees have also adopted various written policies and procedures designed to address particular risks to the Funds, including the detection and prevention of violations of federal securities laws. At least annually, the Trustees receive a report from the Funds’ chief compliance officer respecting the effectiveness of those policies and procedures. Notwithstanding the foregoing, the Trustees acknowledge that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate the occurrence or effects of certain risks on the Funds. Furthermore, some risks may simply be beyond the control of the Funds or their service providers. The Trustees may, at any time and in their sole discretion, change the manner in which they supervise risk.

Structure and Responsibilities of the Committees of the Trustees

The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons, Patrick J. Talamantes (chair), Lisa Black, Sally Corning, and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will, among other functions: (i) evaluate the independence, performance and qualifications of the Trust’s independent accountants; (ii) receive and review reports from the independent accountants respecting the planning, scope and staffing of audits of the Funds’ financial statements, the accountants’ independence, the accountants’ internal quality control procedures, all accounting policies and procedures identified by the accountants as critical to the preparation of the Funds’ annual financial statements, all non-audit services provided by the auditors for the Funds, and any material issues in any peer review, governmental investigation, or otherwise respecting any audit conducted by the accountants; (iii) receive and review results of audits of the Funds’ financial statements with the independent accountants, including any deficiencies, uncorrected misstatements, or similar matters identified by the accountants during such an audit, any material alternative accounting treatments that the accountants discussed with the Funds’ management during the audit, and any disagreements between the accountants and management respecting financial reporting matters; (iv) perform the applicable duties imposed on a mutual fund’s governing board by the Investment Company Act of 1940, and by regulations and guidance thereunder, with respect to oversight of portfolio pricing and valuation; (v) receive and review the Funds’ annual audited financial statements and semi-annual unaudited financial statements; (vi) receive and review communications from management, and at least annually from the independent accountants, respecting matters arising in connection with periodic certifications under Form N-CSR; (vii) receive and review complaints from any source regarding accounting, internal accounting controls, financial reporting or disclosure, and audit matters relating to the Trust; (viii) require the Trust’s legal counsel to report to the committee any matter which may have a significant effect on a Fund’s financial statements; (ix) receive and review any report made to the committee in accordance with any compliance policy or procedure subject to the oversight of the committee, and receive and review reports from the chief compliance officer on matters relating to the committee’s responsibilities; (x)  receive and review reports from management’s mutual fund administration department to evaluate the functioning of that department; (xi) to the extent the Audit Committee determines that it may be necessary or appropriate to the functions of the committee, receive and review reports from representatives of other significant service providers to the Trust to evaluate the services delivered by those providers; and (xii) such other matters assigned by the Trustees to the committee. The Audit Committee is also responsible for the selection of the independent accountants that audit the Funds’ annual financial statements. The Audit Committee held four meetings in the Trust’s fiscal year ended September 30, 2025.

The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, David Gardner (chair), Brian J. McMahon, Sally Corning, and Owen D. Van Essen. Mr. Gardner, Ms. Corning and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is a director and an officer of the Funds’ investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The Governance and Nominating Committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will: (i) conduct evaluations of the performance of the Trustees and their committees in accordance with the Trust’s Corporate Governance Procedures and Guidelines (the “Governance Procedures”); (ii) select and nominate individuals for election as Trustees of the Trust who are not “interested persons” of the Trust as that term is defined in the 1940 Act; and (iii) perform the additional functions specified in the Governance Procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust’s Procedure for Shareholder Communications to Trustees. In accordance with that Procedure for Shareholder Communications to Trustees, shareholders may recommend candidates to serve as Trustees by sending their recommendations to any one or more of the Trustees by United States. Mail or courier delivery at the address of the Trust’s investment advisor. The Governance and Nominating Committee held two meetings in the Trust’s fiscal year ended September 30, 2025.

The Trustees have an Operations Risk Oversight Committee, which is comprised of five Trustees, James W. Weyhrauch (chair), Lisa Black, David L. Gardner, Brian J. McMahon, and Owen D. Van Essen. Mr. Weyhrauch, Ms. Black, Mr. Gardner, and Mr. Van Essen are not interested persons. As noted above, Mr. McMahon is an interested person because he is a director and an officer of the Funds’ investment advisor. The Operations Risk Oversight Committee discharges its duties in accordance with an Operations Risk Oversight Committee Charter, which provides that the committee will: (i) receive and review, preliminary to its presentation to the Trustees, the annual report of the Trust’s chief compliance officer respecting the Trust’s compliance policies and procedures; (ii) receive and review reports from Thornburg respecting trade execution and the use of client commissions; (iii) receive and review reports from Thornburg respecting its administration of the investment advisor’s policy on voting proxies; (iv) receive and review reports from Thornburg respecting the Funds’ account service arrangements; (v) receive each report submitted by Thornburg or counsel which is required to be submitted to the committee by a policy or procedure of the Trust or Thornburg; (vi) receive and review reports submitted by the chief compliance officer or counsel with respect to any compliance policy or procedure subject to the oversight of the committee that relates to (A) any revision to such a policy or procedure identified by the chief compliance officer or counsel as potentially material, (B) any violation of such a policy or procedure identified as potentially material, and (C) any error or exception in the administration of such a policy or procedure identified as potentially material; (vii) receive and review reports submitted by Thornburg respecting the Trust’s transfer agent, firms providing shareholder services, custodians, records storage providers, business continuity and disaster recovery contractors, and other significant service providers to evaluate the services delivered by those providers; (viii) receive and review reports submitted by Thornburg respecting computer systems and software, electronic communications systems and other technological systems and developments pertaining to the operations of the Trust; (ix) receive and review any changes to contracts with the providers referenced in the preceding two items which are submitted to the committee for review, to the extent such changes would materially affect the scope of the services that those providers deliver to the Trust; (x) confer with Thornburg respecting liability insurance and fidelity bond coverage for the Trust and the Trustees, at the time of proposed renewals of those policies, and make recommendations respecting coverage to the Trustees; (xi) receive and review, to the extent applicable to the Trust, reports submitted by Thornburg relating to Thornburg’s committee and staff assigned to risk identification, analysis and management; (xii) receive and review reports submitted by Thornburg relating liquidity, cybersecurity, derivatives transactions, and anti-money laundering compliance; and (xiii) such other matters assigned by the Trustees to the committee. The Operations Risk Oversight Committee held three meetings in the Trust’s fiscal year ended September 30, 2025.

Compensation of Trustees

The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. Each Trustee who is not an interested person of the Trust and Thornburg ETF Trust (together, the “Trusts,” or the “Fund Complex”) who is not an interested person of such Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (each, an “Independent Trustee”) is compensated for their service with an annual retainer of $290,000, payable quarterly. Twelve percent (12%) of each quarterly payment must be invested by the Independent Trustee in one or more of series of the Trust and is subject to an undertaking by the Independent Trustee to retain the shares during the Independent Trustee’s tenure. In addition, each independent Trustee is compensated $20,000 for each joint meeting of the Boards of Trustees of the Trusts attended by the Independent Trustee in person, or video conference, or by telephone. General meetings of Trustees on two or more successive days will be considered one meeting for this purpose. If an Independent Trustee attends a separate meeting of the Board of Trustees of either the Trust or Thornburg ETF Trust that is not held within one day before or after any session of a general meeting of either Board of Trustees, then the $20,000 fee will be paid only by or on behalf of either the Trust or Thornburg ETF Trust, as applicable.

Each Independent Trustee is also compensated $7,000 for each joint session of the Independent Trustees attended by the Independent Trustee in excess of five such sessions in any calendar year. Notwithstanding the preceding sentence, a session of Independent Trustees will not be considered separately compensable if held within one day before or after any session of a general meeting of Trustees. If an Independent Trustee attends a separate session of the Independent Trustees of either the Trust or Thornburg ETF Trust, then the $7,000 fee will be paid only by or on behalf of either the Trust or Thornburg ETF Trust, as applicable.

The lead Independent Trustee and the chair of each standing committee of the Trusts receive additional annual compensation, payable in quarterly installments. The individual who serves as lead Independent Trustee receives an additional annual compensation of $50,000, the chair of the Audit Committee receives an additional annual compensation of $20,000, and the chair of the Governance and Nominating Committee and the chair of the Operations Risk Oversight Committee each receive an additional annual compensation of $15,000.

Each Independent Trustee is compensated $3,500 for each session with a Trust service provider, except that if the Independent Trustee is required to travel away from home for the session or sessions, the Independent Trustee is compensated $7,000 for each session of one or two days and $3,500 for each additional day on which a session is conducted.

Independent Trustees are not separately compensated for days spent attending continuing education programs, or for time spent traveling to meetings, continuing education programs or sessions with service providers, apart from the compensation stated in the preceding paragraphs.

Each Independent Trustee receives reimbursement for travel and certain out-of-pocket expenses incurred by the Independent Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Independent Trustee’s service for the Trusts. Independent Trustees may also be reimbursed applicable gross receipts tax on the compensation paid to the Independent Trustee for their service to the Trusts. The Trusts do not pay retirement or pension benefits.

The Trust paid fees to the Trustees during the fiscal year ended September 30, 2025 as follows:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustee
Interested Trustees
Garrett Thornburg	$0	$0	$0	$0
Brian J. McMahon	$0	$0	$0	$0
Independent Trustees
Lisa Black	$367,615	$0	$0	$389,000
Sally Corning	$367,615	$0	$0	$389,000
Susan H. Dubin*	$77,500	$0	$0	$77,500
David L. Gardner	$382,615	$0	$0	$404,000
Patrick J. Talamantes	$387,615	$0	$0	$409,000
Owen D. Van Essen	$417,615	$0	$0	$439,000
James W. Weyhrauch	$382,615	$0	$0	$404,000

 *Ms. Dubin concluded her service as an independent Trustee of the Trust effective December 31, 2024.

Certain Ownership Interests of Trustees

The following table shows the dollar range of the shares owned beneficially by each Trustee as of December 31, 2025 in each Fund described in this Statement of Additional Information. The dollar range shown in the fourth column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Trustee.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies as of December 31, 2025
Garrett Thornburg
	American Opportunities Fund	None
	Focus Growth Fund	None
	Total Holdings		Over $100,000
Brian J. McMahon
	American Opportunities Fund	Over $100,000
	Focus Growth Fund	Over $100,000
	Total Holdings		Over $100,000
Lisa Black
	American Opportunities Fund	None
	Focus Growth Fund	None
	Total Holdings		Over $100,000
Sally Corning
	American Opportunities Fund	None
	Focus Growth Fund	None
	Total Holdings		Over $100,000
David L. Gardner
	American Opportunities Fund	Over $100,000
	Focus Growth Fund	Over $100,000
	Total Holdings		Over $100,000
Patrick J. Talamantes
	American Opportunities Fund	None
	Focus Growth Fund	None
	Total Holdings		Over $100,000
Owen Van Essen
	American Opportunities Fund	None
	Focus Growth Fund	None
	Total Holdings		Over $100,000
James W. Weyhrauch
	American Opportunities Fund	$10,001-$50,000
	Focus Growth Fund	None
	Total Holdings		Over $100,000

Personal Securities Transactions of Personnel

The Trust, the investment advisor to the Trust, and the distributor for the advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT PORTFOLIO MANAGERS

Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Manager Compensation

The compensation of each portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager’s compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a Fund’s investments and the manager’s management of other accounts. These conflicts could include:

●	Allocating a favorable investment opportunity to one account but not another.

●	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

●	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

●	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

The Trust’s investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the Funds’ investments and the manager’s management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers

Set out below for each portfolio manager named in the Prospectus is information respecting the accounts managed by the manager. Except as otherwise noted below, the information presented is current as of September 30, 2025. The information includes the Fund or Funds as to which each individual is a portfolio manager. Except as noted below, as of September 30, 2025 the advisory fee for each of the accounts was not based on the investment performance of the account.

Miguel Oleaga*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$2,059,667,105.58
Other Pooled Investment Vehicles:	3	$136,849,029.80
Other Accounts:	11	$634,901,494.39

Neal BasuMullick*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	2	$567,053,986.36
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	8	$18,963,916.00

Nicholas Anderson*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	3	$913,190,944.69
Other Pooled Investment Vehicles:	1	$3,192,833.55
Other Accounts:	9	$3,270,573.07

Julian Serafini*

Type of Account	Number of Accounts Managed	Total Assets Managed
Registered Investment Companies:	1	$216,827,316.38
Other Pooled Investment Vehicles:	0	$0
Other Accounts:	0	$0

* The information for Messrs. Oleaga, BasuMullick, Anderson and Serafini is current as of December 31, 2025.

Portfolio Managers’ Ownership of Shares in the Funds

Displayed below for each of the portfolio managers named in the Prospectus is the dollar range of the individual’s beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. Except as otherwise noted below, the information presented is current as of September 30, 2025. In each case, the dollar range listed may include shares owned by the portfolio manager through the manager’s self-directed account in Thornburg’s retirement plan. In addition to the holdings noted below, each of the portfolio managers is a participant in Thornburg’s profit sharing plan, which invests in shares of each Fund.

Portfolio Manager and Fund Name	Dollar Range of Beneficial Ownership

Neal BasuMullick*
American Opportunities Fund	$0

Miguel Oleaga*
American Opportunities Fund	$0

Nick Anderson*
Focus Growth Fund	$0

Julian Serafini*
Focus Growth Fund	$0

* The information for Messrs. Oleaga, BasuMullick, Anderson and Serafini with respect to American Opportunities Fund is current as of January 15, 2026.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2025, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding ETF Class shares of each Fund. The Trust does not have information concerning the beneficial ownership of ETF Class shares of the Funds held in the names of DTC Participants (as defined below).

NET ASSET VALUE

Each Fund will calculate the net asset value of its ETF Class shares as of 4:00 p.m. Eastern Time on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year’s Day, Washington’s Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund’s portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

The determination of NAV for each Fund for a particular day is applicable to all orders for the purchase or redemption of Creation Units of ETF Class shares received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the New York Stock Exchange on that day. A transaction will be priced based on NAV only for purchases or redemptions of Creation Units of ETF Class shares (an option available to Authorized Participants) or in connection with a shareholder’s conversion of a Fund’s mutual fund class shares into such Fund’s ETF Class shares. Such conversions may only be available to a Fund’s mutual fund class shareholders who hold their mutual fund class shares through an intermediary that has entered into an agreement with the Corporation or its designated agent specifically providing for such exchanges.

DISTRIBUTOR

ALPS Distributors, Inc., is the principal underwriter of each Fund’s ETF Class shares (the “Distributor”). The Distributor is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. No officers or directors of the Distributor are affiliated with the Trust. Under a Distribution Agreement (the “Distribution Agreement”), Distributor sells ETF Class shares of each Fund as agent for the Trust. ETF Class shares are continuously offered for sale by each Fund through the Distributor only in Creation Units, as described in each Fund’s Prospectus. ETF Class Shares in less than Creation Units are not distributed by the Distributor.

The Distributor began serving as the principal underwriter and distributor of each Fund’s ETF Class shares at the inception such ETF Class. The Distributor does not currently receive underwriting commissions.

BOOK ENTRY

ETF Class shares are held in book entry form, which means that no stock certificates are issued. The DTC, or its nominee, is the registered owner of all outstanding ETF Class shares of each Fund and is recognized as the owner of all ETF Class shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of ETF Class shares, you are not entitled to receive physical delivery of ETF Class share certificates or to have ETF Class shares registered in your name, and you are not considered a registered owner of ETF Class shares. Therefore, to exercise any right as an owner of ETF Class shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from a Fund.

CREATION AND REDEMPTION OF CREATION UNITS

 General

Except in connection with a shareholder’s conversion of a Fund’s Mutual Fund Class shares to ETF Class shares, each Fund will issue and sell ETF Class shares only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on each Fund’s NAV next determined after receipt, on any business day, which is any day the Exchange is open for business (each, a “Business Day”), of an order received by the Distributor or its agent in proper form. On days when the Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day. Notwithstanding the foregoing, the Funds may, but are not required to, permit orders, including custom, until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The following table sets forth the number of ETF Class shares of a Fund that constitute a Creation Unit for such Fund as of the date of this SAI:

Fund	ETF Class Shares per Creation Unit
Thornburg American Opportunities Fund	5,000
Thornburg Focus Growth Fund	20,000

In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s ETF Class shares that constitute a Creation Unit, including on a per transaction basis if doing so is deemed to be in the best interests of the applicable Fund and its ETF Class shareholders. The Board reserves the right to declare a split or a consolidation in the number of ETF Class shares outstanding of any Fund, and to make a corresponding change in the number of ETF Class shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

The Trust reserves the right to permit or require that creations and redemptions of ETF Class shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. ETF Class shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral in respect of the Authorized Participant’s obligations. The Trust may use such collateral at any time to purchase Deposit Securities if the Authorized Participant fails to honor its obligations to a Fund. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of ETF Class shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Fund Deposit

The consideration for purchases of Creation Units of a Fund’s ETF Class shares generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute a “Fund Deposit” or “basket” as that term is used in Rule 6c-11 under the 1940 Act. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of ETF Class shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of the ETF Class shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant.

The identity and number or par value of the Deposit Securities may change in respect of each purchase of a Creation Unit.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.

The Trust may, in its sole discretion, substitute an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Cash Purchase Method

In certain circumstances when partial or full cash purchases of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant typically pays the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. The Authorized Participant may also be required to pay certain transaction fees and charges for cash purchases, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund’s ETF Class shares, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a Depository Trust Company participant broker (“DTC Participant”), and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All ETF Class shares of the Funds, however created, will be entered on the records of the Depository Trust Company (“DTC”) in the name of its nominee for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of ETF Class shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with any transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. At any given time, there may be only a limited number of Authorized Participants that have entered into an Authorized Participant Agreement. A list of current Authorized Participants may be obtained from the Distributor. In addition, the Distributor may be appointed as a limited irrevocable proxy of the Authorized Participant in accordance with the terms specified in the Authorized Participant Agreement.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian (as defined below) or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m. Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m. Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m. Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first, second or third Business Day, as applicable, after the date on which an order to create Creation Units (or an order to redeem Creation Units) is placed. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m. Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m. Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the first, second or third Business Day, as applicable, following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time. The typical Settlement Date for each Fund will be T+1, unless the Fund and Authorized Participant agree to a different Settlement Date.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase ETF Class shares of a Fund, in proper form, generally before 4:00 p.m. Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify Thornburg and the Custodian of such order. The Custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the applicable Authorized Participant Agreement and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. A list of current Authorized Participants may be obtained from the Distributor. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cut-Off Time (as defined below) on such Business Day.

The Authorized Participant must make available no later than 3:00 p.m., Eastern Time, on the Settlement Date, by means satisfactory to the Funds, immediately-available or same-day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees.

The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase ETF Class shares of a Fund generally before 4:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by a Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create ETF Class shares of a Fund that are submitted on the Business Day immediately preceding a holiday may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cut-Off Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website and/or portal maintained for this purpose. Purchase orders and redemption requests, if received in good order as determined by the Trust in its sole discretion, will be processed based on the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund’s right (and the right of the Distributor and Thornburg) to reject any order until acceptance, as set forth below.

Once a Fund’s ETF Class has received in good order an order, upon the next determination of the NAV of the ETF Class shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Each Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent for any legally permissible reason, including, but not limited to, if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the ETF Class shares ordered, would own 80% or more of the currently outstanding shares of the ETF Class or the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of ETF Class shares specified, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor or its agent and Thornburg make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, the Custodian, any sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification. Each Fund has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination noted above.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the custodian has confirmed (or, as applicable, sub-custodian has confirmed to the custodian) that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant custodian or sub-custodian(s), the Distributor or its agent and Thornburg shall be notified of such delivery and the applicable Fund’s ETF Class will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period.

To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Fund may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of ETF Class shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions

A standard creation transaction fee may be imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. Any standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is generally the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The standard creation transaction fee may be reduced by a Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. If a Fund incurs transfer and other transaction costs associated with the acceptance of a Fund Deposit that a standard creation transaction fee would otherwise serve to offset, and the standard creation transaction fee is less than the costs incurred (or the fee is otherwise not applied), such costs, or the costs in excess of the fee, would be borne by all shareholders of the Fund and will reduce Fund performance.

If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount noted below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). To the extent these transaction charges exceed the maximum additional charge applicable to the creating Authorized Participant, the Fund would bear such costs and the Fund’s shareholders may experience dilution. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived or reimbursed in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund ETF Class shares may be charged a fee for such services.

Each Fund’s standard creation transaction fee with respect to ETF Class shares is as set forth below and its maximum additional charge, as a percentage of the NAV per Creation Unit, is 3%.

Fund	In-Kind Creation Fee	Cash Creation Fee
Thornburg American Opportunities Fund	$0	$0
Thornburg Focus Growth Fund	$0	$0

Redemption of Creation Units

ETF Class shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds generally will not redeem ETF Class shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Class shares to constitute a Creation Unit that could be redeemed by or through an Authorized Participant. Beneficial owners also may sell ETF Class shares in the secondary market.

Each Fund may publish a designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (the “Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) as applicable, in order to effect redemptions of Creation Units of a Fund’s ETF Class until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption Baskets may differ and the Fund may accept “custom baskets.”

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the ETF Class shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less any redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace one or more Fund Securities in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations, including when it is determined to be in the best interest of the ETF Class. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the ETF Class shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket.

Cash Redemption Method

In limited circumstances when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Authorized Participant may also be required to pay certain transaction fees and charges for cash redemptions, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Costs Associated with Redemption Transactions

A standard redemption transaction fee may be imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. Any standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is generally the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The standard redemption transaction fee may be reduced by a Fund if transfer and processing expenses associated with the redemption are anticipated to be lower than the stated fee. If a Fund incurs transfer and other transaction costs associated with the redemption of Creation Units or the processing of a Redemption Basket that a standard redemption transaction fee would otherwise serve to offset, and the standard redemption transaction fee is less than the costs incurred (or the fee is otherwise not applied), such costs, or the costs in excess of the fee, would be borne by all shareholders of the Fund and will reduce Fund performance. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount noted below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

Each Fund’s standard redemption transaction fee with respect to ETF Class shares is as set forth below and its maximum additional charge, as a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee, is 2% (for the avoidance of doubt, the sum of the standard redemption transaction fee and the maximum additional charge will not exceed 2% of the value of the ETF Class shares redeemed for each Fund).

Fund	In-Kind Redemption Fee	Cash Redemption Fee
Thornburg American Opportunities Fund	$0	$0
Thornburg Focus Growth Fund	$0	$0

Placement of Redemption Orders

Redemption requests for Creation Units of each Fund’s ETF Class shares must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem ETF Class shares of a Fund generally before 4:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV. On days when the Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. A list of current Authorized Participants may be obtained from the Distributor.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the ETF Class shares to the Funds’ transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds’ transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s ETF Class shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner (as defined below) thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

Deliveries of redemption proceeds by a Fund’s ETF Class are generally made within one Business Day (i.e., “T+1”). Each Fund reserves the right to settle redemption transactions with respect to ETF Class shares on a basis other than T+1, if necessary or appropriate under the circumstances. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund’s ETF Class, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing ETF Class shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral. Such collateral must be delivered no later than the time specified by a Fund or its Custodian on the Business Day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire ETF Class shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such ETF Class shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Exchange is closed, are Securities Industry and Financial Markets Association holidays or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their ETF Class shares of such Fund, or purchase or sell ETF Class shares of such Fund on the Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the ETF Class shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets

Creation and Redemption baskets may differ and each Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets with respect to ETF Class shares. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its ETF Class shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of Thornburg who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. Thornburg has established a governance process to oversee basket compliance for the ETF Class shares of each Fund, as set forth in each Fund’s policies and procedures.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for or redemption of Creation Units.

Conversions

If currently supported by the Fund, a shareholder holding Mutual Fund Class shares of a Fund may convert those shares to ETF Class shares issued by the same Fund only if such shareholder holds their mutual fund class shares through an intermediary that has entered into an agreement with the Trust or its designated agent specifically providing for such conversions. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to Mutual Fund Class shares of a Fund or exchanged for ETF Class shares of another Fund.

As of the date hereof, conversions from mutual fund class shares to ETF Class shares of a Fund are not available. Each Fund will notify its shareholders when the conversion feature becomes available.

In contrast to Mutual Fund Class shares of the Funds, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold mutual fund class of the Funds in an account directly with a Fund through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund class shares, will need to independently move their shares into an eligible brokerage account for holding the ETF Class shares prior to a conversion. Shareholders that hold mutual fund class shares of the Funds in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those mutual fund class to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from Mutual Fund Class shares to ETF Class shares of a Fund will be processed at the relative NAVs of the respective share classes at the time of conversion. Since DTC (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Fund and does not support the distribution and transfer of fractional shares, a shareholder may be unable to convert all of their mutual fund class shares into ETF Class shares. If there are remaining shares in the mutual fund class after a conversion, either the Fund or the intermediary may liquidate those remaining full or fractional shares and deliver the proceeds to the investor's designated brokerage account. This would be a taxable event for shareholders who hold their shares in a taxable account.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of fractional shares may be subject to fees and expenses. The Funds do not impose a transaction fee on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Shareholders that invest in a Fund through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in the Fund through the conversion process.

A blackout period for conversions into ETF Class shares may be imposed by a Fund around the dates the Fund declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.

BUSINESS CONTINUITY PLAN

Thornburg has adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with this plan, Thornburg has identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose principal business address is 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Funds.

FINANCIAL STATEMENTS

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s audited financial statements for its last fiscal year. The audited financial statements and accompanying independent registered public accounting firm’s report for the mutual fund class shares of Thornburg American Opportunities Fund (formerly, Thornburg Small/Mid Cap Core Fund) and Thornburg Focus Growth Fund (formerly, Thornburg Small/Mid Cap Growth Fund) for the fiscal year ended September 30, 2025, as filed on Form N-CSR, are incorporated by reference and made a part of this SAI.

TH6772

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Limited Term Trust, Agreement and Declaration of Trust, June 3, 1987, incorporated by reference from Registrant’s Registration Statement on Form N-1A, filed June 12, 1987.

(2)	First Amendment and Supplement to Agreement and Declaration of Trust, August 11, 1987, incorporated by reference from Registrant’s pre-effective amendment no. 1 to its Registration Statement on Form N-1A, filed October 28, 1987.

(3)	Second Amendment and Supplement to Agreement and Declaration of Trust, October 28, 1987, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A, filed March 3, 1988.

(4)	Third, Fourth, Fifth, Sixth and Seventh Amendments to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 13 to its Registration Statement on Form N-1A, filed December 3, 1993.

(5)	Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 17 to its Registration Statement on Form N-1A, filed July 27, 1994.

(6)	Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant's post-effective amendment no. 20 to its Registration Statement on Form N-1A, filed on July 5, 1995.

(7)	Corrected Tenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 22 to its Registration Statement on Form N-1A, filed October 2, 1995.

(8)	First Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 26 to its Registration Statement on Form N-1A, filed May 6, 1996.

(9)	Eleventh and Twelfth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 29 to its Registration Statement on Form N-1A, filed March 14, 1997.

(10)	Thirteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 33 to its Registration Statement on Form N-1A, filed March 10, 1998.

(11)	Fourteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 43 to its Registration Statement on Form N-1A, filed October 13, 2000.

(12)	Fifteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 44 to its Registration Statement on Form N-1A, filed January 29, 2001.

(13)	Sixteenth and Seventeenth Amendments and Supplements to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 51 to its Registration Statement on Form N-1A, filed October 17, 2002.

(14)	Second Supplement to Amended and Restated Designation of Series (as corrected), incorporated by reference from Registrant’s post-effective amendment no. 54 to its Registration Statement on Form N-1A, filed on June 27, 2003.

(15)	Eighteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 5 to its Registration Statement on Form N-1A, filed on December 31, 2003.

(16)	Nineteenth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment No. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(17)	Third Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 64 to its Registration Statement on Form N-1A, filed on May 12, 2006.

(18)	Twentieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(19)	Fourth Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 66 to its Registration Statement on Form N-1A, filed on January 24, 2007.

(20)	Twenty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(21)	Twenty-Second Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 70 to its Registration Statement on Form N-1A, filed on November 26, 2008.

(22)	Twenty-Third Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(23)	Twenty-Fourth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 73 to its Registration Statement on Form N-1A, filed on October 2, 2009.

(24)	Twenty-Fifth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 88 to its Registration Statement on Form N-1A, filed on October 15, 2013.

(25)	Twenty-Sixth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 90 to its Registration Statement on Form N-1A, filed on December 26, 2013.

(26)	Twenty-Seventh Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 95 to its Registration Statement on Form N-1A, filed January 29, 2015.

(27)	Twenty-Eighth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 99 to its Registration Statement on Form N-1A, filed July 15, 2015.

(28)	Twenty-Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(29)	Thirtieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 119 to its Registration Statement on Form N-1A, filed on January 30, 2018.

(30)	Thirty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statemenet on Form N-1A, filed October 14, 2016.

(31)	Thirty-Second Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 124 to its Registration Statement on Form N-1A, filed on December 14, 2018.

(32)	Thirty-Third Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 124 to its Registration Statement on Form N-1A, filed on December 14, 2018.

(33)	Thirty-Fourth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 130 to its Registration Statement on Form N-1A, filed on November 29, 2019.

(34)	Thirty-Fifth Amendment and Supplement to Agreement and Declaration of Trust, incorpated by reference from Registrant’s post-effective amendment no. 133 to its Registration Statement on Form N-1A, filed on July 31, 2020.

(35)	Seventh Supplement to Amended and Restated Designation of Series, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(36)	Thirty-Sixth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 136 to its Registration Statement on Form N-1A, filed on October 19, 2020.

(37)	Thirty-Seventh Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 135 to its Registration Statement on Form N-1A, filed on September 29, 2020.

(38)	Thirty-Eighth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 140 to its Registration Statement on Form N-1A, filed December 17, 2020.

(39)	Thirty-Ninth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 149 to its Registration Statement on Form N-1A, filed March 31, 2023.

(40)	Fortieth Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 151 to its Registration Statement on Form N-1A, filed September 29, 2023.

(41)	Forty-First Amendment and Supplement to Agreement and Declaration of Trust, incorporated by reference from Registrant’s post-effective amendment no. 156 to its Registration Statement on Form N-1A, filed January 10, 2025.

(42)	Eighth Supplement to Amended and Restated Designation of Series, filed herewith.

(43)	Forty-Second Amendment and Supplement to Agreement and Declaration of Trust, filed herewith.

(b)	By-laws of Thornburg Investment Trust (December 12, 2023), incorporated by reference from Registrant’s post-effective amendment no. 153 to its Registration Statement on Form N-1A, filed on January 29, 2024.

(c)       None.

(d)	(1)	Third Amended and Restated Investment Advisory Agreement, incorporated by reference from Registrant’s post-effective amendment no. 155 to its Registration Statement on Form N-1A, filed November 29, 2024.

(2)	First Amendment and Supplement to Third Amended and Restated Investment Advisory Agreement, incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(3)	Second Amendment and Supplement to Third Amended and Restated Investment Advisory Agreement, filed herewith.

(e)	(1)	Second Restated Distribution Agreement, incorporated by reference from Registrant’s post-effective amendment no. 107 to its Registration Statement on Form N-1A, filed December 28, 2016.

(2)	Second Supplement and Amendment to Second Restated Distribution Agreement, incorporated by reference from Registrant’s post-effective amendment no. 128 to its Registration Statement on Form N-1A, filed February 28, 2019.

(3)	Third Supplement and Amendment to Second Restated Distribution Agreement, incorporated by reference from Registrants’s post-effective amendment no. 149 to its Registration Statement on Form N-1A, filed March 31, 2023.

(4)	Fourth Supplement and Amendment to Second Restated Distribution Agreement, incorporated by reference from Registrant’s post-effective amendment no. 151 to its Registration Statement on Form N-1A, filed September 29, 2023.

(5)	Fifth Supplement and Amendment to Second Restated Distribution Agreement, incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(6)	Distribution Agreement with ALPS Distributors, Inc., dated December 13, 2024 (the “ETF Class Distribution Agreement”), incorporated be reference to pre-effective amendment no. 1 to the registration statement on Form N-1A of Thornburg ETF Trust filed on December 30, 2024.

(7)	Amendment 1 to the ETF Class Distribution Agreement, filed herewith.

(f)	None.

(g)	(1)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 122 to its Registration Statement on Form N-1A, filed June 13, 2018.

(2)	First Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 153 to its Registration Statement on Form N-1A, filed on January 29, 2024.

(3)	Second Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 143 to its Registration Statement on Form N-1A, filed on January 28, 2021.

(4)	Third Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 153 to its Registration Statement on Form N-1A, filed on January 29, 2024.

(5)	Amendment to Master Custodian Agreement Fee Schedule between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 143 to its Registration Statement on Form N-1A, filed on January 28, 2021.

(6)	Fourth Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(7)	Fifth Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated March 3, 2026, filed herewith.

(h)	(1)	Form of Transfer Agency Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 1 to its Registration Statement on Form N-1A as filed on October 28, 1987.

(2)	Transfer Agency and Service Agreement between State Street Bank and Trust Company and Registrant with respect to ETF Class shares, filed herewith.

(3)	Form of Authorized Participant Agreement, filed herewith.

(4)	Amendment to Transfer Agency Agreement between Registrant and SS&C GIDS, Inc., dated December 12, 2025, incorporated by reference from Registrant’s post-effective amendment no. 157 to its Registration Statement on Form N-1A, filed January 28, 2025.

(5)	Amendment to Transfer Agency Agreement between Registrant and SS&C GIDS, Inc., dated December 30, 2025, incorporated by reference from Registrant’s post-effective amendment no. 160 to its Registration Statement on Form N-1A, filed January 14, 2026.

(6)	Amendment to Transfer Agency Agreement between Registrant and SS&C GIDS, Inc., to be filed by amendment.

(7)	Form of Subscription to Shares by Thornburg Management Company, Inc., incorporated by reference from Registrant’s post-effective amendment No. 10 to its Registration Statement on Form N-1A as filed on July 23, 1992.

(8)	Fourth Restated Administrative Services Agreement between Registrant and Thornburg Investment Management, Inc., incorporated by reference from Registrant’s post-effective amendment no. 151 to its Registration Statement on Form N-1A, filed September 29, 2023.

(9)	First Amendment and Supplement to Fourth Restated Administrative Services Agreement between Registrant and Thornburg Investment Management, Inc., incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(10)	Second Amendment and Supplement to Fourth Restated Administrative Services Agreement between Registrant and Thornburg Investment Management, Inc., incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(11)	Third Amendment and Supplement to Fourth Restated Administrative Services Agreement between Registrant and Thornburg Investment Management, Inc., filed herewith.

(12)	Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 122 to its Registration Statement on Form N-1A, filed June 13, 2018.

(13)	Amendment to Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 143 to its Registration Statement on Form N-1A, filed on January 28, 2021.

(14)	Amendment to Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(15)	Third Amendment to Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 153 to its Registration Statement on Form N-1A, filed on January 29, 2024.

(16)	Amendment to Fee Schedule for Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(17)	Fourth Amendment to Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(18)	Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc. and Thornburg Investment Trust, filed herewith.

(19)	Fifth Amendment to Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company, filed herewith.

(i)	(1)	Opinion of counsel as to legality of new shares, incorporated by reference from Registrant’s post-effective amendment no. 65 to its Registration Statement on Form N-1A, filed on November 16, 2006.

(2)	Opinion of counsel as to legality of new shares of Thornburg Capital Management Fund, incorporated by reference from Registrant’s post-effective amendment no. 102 to its Registration Statement on Form N-1A, filed on July 31, 2015.

(3)	Opinion of counsel as to legality of new shares of Thornburg Long/Short Equity Fund, incorporated by reference from Registrant’s post-effective amendment no. 105 to its Registration Statement on Form N-1A, filed on October 14, 2016, in which the opinion of counsel was identified as Exhibit (j)(2).

(4)	Opinion of counsel as to legality of new shares of Thornburg Summit Fund, incorporated by reference from Registrant’s post-effective amendment no. 124 to its Registration Statement on Form N-1A, filed on December 14, 2018.

(5)	Opinion of counsel as to legality of new ETF Class shares of each of Thornburg American Opportunities Fund and Thornburg Focus Growth Fund, filed herewith.

(j)	Consent of independent registered public accounting firm relating to ETF Class shares of each of Thornburg American Opportunities Fund and Thornburg Focus Growth Fund, filed herewith.

(k)	None.

(l)	None.

(m)	(1)	Third Restated Plan of Distribution Pursuant to Rule 12b-1 (Third Restated Service Plan), filed herewith.

(2)	Third Restated Plan of Distribution Pursuant to Rule 12b-1 (Third Restated Distribution Plan), filed herewith.

(n)	Amended and Restated Plan for Multiple Class Distribution, filed herewith.

(o)	Reserved

(p)	(1)	Personal Securities Transactions Policy of Thornburg Investment Management, Inc., Thornburg Investment Trust, Thornburg ETF Trust, and Thornburg Securities LLC, incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(2)	Thornburg Investment Trust and Thornburg ETF Trust Code of Business Conduct and Ethics, incorporated by reference from Registrant’s post-effective amendment no. 158 to its Registration Statement on Form N-1A, filed March 25, 2025.

(q)	(1)	Power of Attorney of Brian J. McMahon, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(2)	Power of Attorney of Garrett Thornburg, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(3)	Power of Attorney of Owen D. Van Essen, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(4)	Power of Attorney of James W. Weyhrauch, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(5)	Power of Attorney of Sally Corning, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(6)	Power of Attorney of David L. Gardner, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(7)	Power of Attorney of Nimish Bhatt, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(8)	Power of Attorney of Patrick J. Talamantes, incorporated by reference from Registrant’s post-effective amendment no. 146 to its Registration Statement on Form N-1A, filed on November 29, 2022.

(9)	Power of Attorney of Curtis Holloway, incorporated by reference from Registrant’s post-effective amendment no. 151 to its Registration Statement on Form N-1A, filed September 29, 2023.

(10)	Power of Attorney of Lisa Black, incorporated by reference from Registrant’s post-effective amendment no. 152 to its Registration Statement on Form N-1A, filed November 29, 2023.

Item 29. Persons Controlled By or Under Common Control With Registrant.

Not applicable.

Item 30. Indemnification.

(1)       Section 10.2 of Thornburg Investment Trust’s Agreement and Declaration of Trust generally provides that each of the Trust’s officers and Trustees will be indemnified by the Trust against liability and expenses in connection with his having been a Trustee or officer unless it is determined that the individual is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or if the individual did not act in good faith in the reasonable belief that the action was in the Trust’s best interest.

(2)       The Trustees and officers of the Trust are insured under the terms of a directors and officers liability insurance policy (the “Trust’s policy”). In addition, the directors and officers of Thornburg Investment Management, Inc. (“Thornburg”) are insured under the terms of a directors and officers liability insurance policy (“Thornburg’s policy”). Under each of the Trust’s policy and Thornburg’s policy, the persons to whom insurance is provided are referred to as “insureds.” These policies cover amounts, up to the relevant limits of liability, which an insured becomes legally obligated to pay by reason of any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted or allegedly committed or attempted in the performance of the insured’s duties as a director, Trustee or officer (such acts collectively referred to as “Wrongful Acts”). The Trust’s policy and Thornburg’s policy also cover the Trust and Thornburg, respectively, to the extent that such entity indemnifies its directors, Trustees or officers for amounts which those individuals have become legally obligated to pay by reason of a Wrongful Act. The coverage under both the Trust’s policy and Thornburg’s policy excludes, among other things, amounts that an insured becomes legally obligated to pay by reason of conduct which constitutes a deliberately fraudulent act or omission or a willful violation of any statute or regulation.

The Trust has also entered into a separate indemnification agreement with each Trustee of the Trust. Pursuant to that agreement, the Trust, in respect of the appropriate Fund, has agreed to indemnify each Trustee and to the fullest extent permitted by law against all judgments, fines, penalties, amounts paid or payable in settlement and other liabilities arising from, and against all expenses incurred or paid in connection with, any proceeding in which the Trustee becomes involved as a party or otherwise by virtue of his having been a Trustee, or in any other capacity in which he serves or has served the Trust.

The application of the foregoing provisions and agreements is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policies expressed in such Act and that if a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

See “MANAGEMENT” in the Statement of Additional Information.

Item 32. Principal Underwriters.

(a)       The principal underwriter for the Registrant’s ETF Class shares, which this Registration Statement relates to, is ALPS Distributors, Inc. (“ALPS”). ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. ALPS also acts as the distributor for the following investment companies: 1290 Funds, 1WS Credit Income Fund, Aberdeen Income Credit Strategies Fund, abrdn ETFs, abrdn Funds, abrdn Global Premier Properties Fund, abrdn Income Credit Strategies Fund, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Bridge Builder Trust, Cambria ETF Trust, CION Ares Diversified Credit Fund, CION Grosvenor Infrastructure Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Columbia Seligman Premium Technology Growth Fund, Inc., CRM Mutual Fund Trust, DBX ETF Trust, Diameter Dynamic Credit Fund, Eagle Point Defensive Income Trust, Eagle Point Enhanced Income Trust, EA Series Trust (Cambria Series), ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Credit Opportunities Corp., FS MVP Private Markets Fund, Gemcorp Commodities Alternative Products Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., Investment Managers Series Trust II (AXS-Advised Funds), Investment Managers Series Trust II (Alternative Access-Advised Fund), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, New York Life Investments Active ETF Trust, New York Life Investments ETF Trust, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sphinx Opportunity Fund II, Sprott Funds Trust, The Arbitrage Funds, Themes ETF Trust, Tidal Trust II (Cambria Series), Thrivent ETF Trust, Trust for Professional Managers (PT Asset Management Series), USCF ETF Trust, USVC Venture Capital Access Fund, Valkyrie ETF Trust II, Wasatch Funds, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust.

(b)       To the best of Registrant’s knowledge, the directors and executive officers of ALPS are listed below.

Name*	Position with ALPS	Positions and Offices with Registrant
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(c)       Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Trust’s Custodian (State Street Bank and Trust Company at 1176 Heritage Drive, Quincy, MA 02171), Distributor of ETF Class shares (ALPS Distributors, Inc. at 1290 Broadway, Suite 1000, Denver, CO 80203), Adviser (Thornburg Investment Management, Inc. at 2300 N. Ridgetop Rd, Santa Fe, NM 87506), and Counsel to the Trust (Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036) and Counsel to the Independent Trustees of the Trust (April & Dolan, P.C. at 460 St. Michael’s Drive, Suite 603, Santa Fe, NM 87505).

Item 34. Management Services.

None.

Item 35. Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 164 (the “Amendment”) to its Registration Statement on Form N-1A (the “Registration Statement”) to be signed on its behalf by the undersigned, duly authorized, in the City of Santa Fe and State of New Mexico on the 27th day of March, 2026.

THORNBURG INVESTMENT TRUST

By	/s/ Nimish S. Bhatt
Nimish S. Bhatt, President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons as of the 27th day of March, 2026 in the capacities indicated below.

/s/ Nimish S. Bhatt

Nimish S. Bhatt, President and principal executive officer

*

Curtis Holloway, Chief Financial Officer and Treasurer

*

Garrett Thornburg, Trustee and Chair

*

Lisa Black, Trustee

*

Sally Corning, Trustee

*

David L. Gardner, Trustee

*

Brian J. McMahon, Trustee and Vice Chair

*

Patrick J. Talamantes, Trustee

*

Owen D. Van Essen, Trustee

*

James W. Weyhrauch, Trustee

* By:	/s/ Nimish S. Bhatt
Nimish S. Bhatt
Attorney-in-Fact

Date:	March 27, 2026

EXHIBIT INDEX

(a)(42)	Eighth Supplement to Amended and Restated Designation of Series.

(a)(43)	Forty-Second Amendment and Supplement to Agreement and Declaration of Trust.

(d)(3)	Second Amendment and Supplement to Third Amended and Restated Investment Advisory Agreement.

(e)(7)	Amendment 1 to the ETF Class Distribution Agreement.

(g)(7)	Fifth Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated March 3, 2026.

(h)(2)	Transfer Agency and Service Agreement between State Street Bank and Trust Company and Registrant with respect to ETF Class shares.

(h)(3)	Form of Authorized Participant Agreement.

(h)(11)	Third Amendment and Supplement to Fourth Restated Administrative Services Agreement between Registrant and Thornburg Investment Management, Inc.

(h)(18)	Agreement to Waive Fees and Reimburse Expenses among Thornburg Investment Management, Inc. and Thornburg Investment Trust.

(h)(19)	Fifth Amendment to Fund Accounting and Support Services Agreement between Registrant and State Street Bank and Trust Company.

(i)(5)	Opinion of counsel as to legality of new ETF Class shares of each of Thornburg American Opportunities Fund and Thornburg Focus Growth Fund.

(j)	Consent of independent registered public accounting firm relating to ETF Class shares of each of Thornburg American Opportunities Fund and Thornburg Focus Growth Fund.

(m)(1)	Third Restated Plan of Distribution Pursuant to Rule 12b-1 (Third Restated Service Plan).

(m)(2)	Third Restated Plan of Distribution Pursuant to Rule 12b-1 (Third Restated Distribution Plan).

(n)	Amended and Restated Plan for Multiple Class Distribution.